SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.               66        (File No. 2-47430)      [X]
                                        ---------            and
                                                     (File No. 2-29358)
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.             28        (File No. 811-1674)                      [X]
                      ---------


             IDS Life Variable Annuity Fund B (Individual and Group)
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            70100 AXP Financial Center, Minneapolis, Minnesota 55474
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                                 (612) 671-3678
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  Mary Ellyn Minenko - 50607 AXP Financial Center, Minneapolis, Minnesota 55474
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Approximate Date of Proposed Public Offering

It  is proposed that this filing will become effective (check appropriate box)
   [ ] immediately  upon  filing  pursuant to  paragraph  (b)
   [X] on April 30, 2004 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section 24-F of the Investment Company Act of 1940.

Prospectus


April 30, 2004


IDS Life
Variable Annuity
Fund B

Individual Variable Annuity Contracts and Group Variable Annuity Contracts

Issued by:      IDS Life Insurance Company
                70100 AXP Financial Center
                Minneapolis, Minnesota 55474
                Telephone: (800) 862-7919

IDS Life Variable Annuity Fund B (the Fund) is a segregated asset account of IDS Life Insurance Company (IDS Life). The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in common stocks of U.S. corporations. The Fund also may invest in preferred stocks and in corporate and government bonds.

This prospectus describes the following types of qualified annuities offered by IDS Life in this prospectus:

o three individual variable annuity contracts for use with tax-deferred retirement plans.

o a group variable annuity contract for plans adopted by public school systems and certain tax-exempt organizations.

Your contract does not provide any necessary or additional tax deferral since it is used to fund a retirement plan that is already tax deferred.

New contracts are not currently being offered. This prospectus gives you facts about the Fund. You should read it and keep it with your investment records for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this annuity is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this annuity involves risk including the possible loss of principal.

Variable annuities are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus. Do not rely on any such information or representations.

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1   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Table of Contents

Summary of Contents                                                         3


Financial Highlights                                                        4


The Variable Annuity                                                        4


Investment Objective                                                        5


Principal Risks                                                             5

Non-Fundamental Policies                                                    5


Fundamental Policies                                                        6


Portfolio Manager                                                           6

Investment Agreement                                                        6


Brokerage                                                                   7


The Contracts                                                               7


The Fixed Account                                                           8

Automated Transfers and Partial Surrenders                                  8

Measuring the Value of Your Contract                                        9

Valuing Fund Assets                                                        10

When We Credit Your Purchase Payments                                      10

Valuing an Accumulation Unit                                               10

Valuing an Annuity Unit                                                    11

Annuity Payment Starting Date                                              11

Table of Settlement Rates                                                  12

Annuity Payment Plans                                                      12

The Charges You Pay                                                        14

Surrendering Your Contract                                                 16

Special Rules if the Annuitant Dies Before
   the Annuity Payment Starting Date                                       17

Special Features of the Group Variable Annuity Contract                    17

Your Right to Cancel Installment Contracts                                 18

Taxes                                                                      18

Voting Rights                                                              20

Management                                                                 21

Proxy Voting                                                               23

Other Information                                                          24

IDS Life Insurance Company Financial Information                           26


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2   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Summary of Contents

In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company. "You" and "your" refer to the owner of an individual annuity contract and a participant in a group variable annuity contract.

About the variable annuity: IDS Life offers variable annuities for sale through the Fund, a diversified open-end management investment company. Variable annuity contracts guarantee regular payments to contract purchasers. The amount of these payments is influenced by the performance of the securities in which the Fund invests (page 4).

Financial highlights: This table shows important financial information you will need to evaluate the Fund's performance (page 4).


Investment objective: The Fund's investment objective is long-term capital appreciation in order to build up values and to make annuity payments. The Fund invests primarily in common stock and also may invest in preferred stock and in government and corporate bonds. The Fund may invest in foreign securities, futures contracts and options. There is no guarantee that the Fund will achieve its investment objective because any investment involves risk (page 5).


Portfolio manager: Doug Chase manages the Fund (page 6).

Investment agreement: The Fund is a segregated asset account of IDS Life, a stock life insurance company. American Express Financial Corporation (AEFC) manages the investments of the Fund pursuant to an Investment Management Services Agreement. Under this agreement, AEFC receives a management fee equal to 0.4% of the Fund's average daily net assets for each year (page 6).

Contracts: This prospectus describes the following types of qualified annuities:

o A single payment deferred annuity that you purchased by making an initial payment of at least $3,000.

o A single payment immediate annuity that you purchased by making an initial payment of at least $3,000.

o A flexible installment deferred annuity that you purchased by making 10 or more annual payments of at least $300.

     Each of the individual variable annuity contracts described above is for use with tax-deferred retirement plans that are subject to applicable federal law and any rules of the plan itself:

     o Individual Retirement Annuities (IRAs) under Section 408(b) of the Internal Revenue Code of 1986, as amended (the Code)

     o   Roth IRAs under Section 408A of the Code

     o   Plans under Section 401(k) of the Code

     o   Custodial and trusteed plans under Section 401(a) of the Code

o A group variable annuity contract designed to provide benefits under annuity plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The contract was issued to the employer as owner and provides benefits to all group contract participants ("participants") in the underlying annuity plan. You make an annual contribution. The contribution must be at least $300 per year if your retirement date is 10 years or more from your application date. If your retirement date is less than 10 years from your application date, the contribution must be large enough so that contributions total at least $3,000 by your retirement date (page 7).

Your contract does not provide any necessary or additional tax deferral since it is used to fund a retirement plan that is already tax deferred.


Transfers between accounts: Before the annuity payment starting date, you may give IDS Life written or telephone instructions to transfer the contract value of your investment between the fixed account and the variable account. Transfers must be for at least $50. Certain restriction apply (page 8).

Charges you pay: IDS Life deducts a combined sales and administrative charge from payments made into the Fund (page 14).

Additionally, IDS Life may deduct for premium taxes imposed on us by state or local governments. State premium taxes range from 0 to 3.5% of the gross purchase payments (page 15).

Surrendering your contract: You can surrender all or part of your deferred annuity contract any time before the annuity payment starting date by giving IDS Life written or telephone instructions. IDS Life will cash in the number of accumulation units or fixed dollar accumulation value required for the amount of money you request. However, you can't surrender part of your contract if the remaining accumulation value is less than $20. You cannot make any surrenders after annuity payments have started. You will pay income tax on your surrender and you may have to pay an IRS penalty tax on early withdrawal if you surrender part or all of your contract before reaching age 59 1/2. The Tax Reform Act of 1986 restricts your right to receive a distribution from a Tax-Sheltered Annuity
(TSA).


You may lose money if you surrender your contract too soon because the percentage that IDS Life deducts is higher in the earlier years.


A surrender by a participant in a tax-deferred retirement plan qualified under Sections 401, 403, 408 or 408A of the Code may result in adverse tax consequences. You should consult a tax advisor before making a surrender request (page 16).


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3   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Federal tax information: According to current interpretations of federal income tax law, generally there is no federal income tax on any increase in your annuity's value until you receive a distribution. Under certain circumstances, IRS penalty taxes may apply. However, Roth IRAs may grow and be distributed tax free if you meet certain requirements (page 18).

Limitations on use of contracts: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, surrenders, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

Additional information: For information about the Fund's history, organization and headquarters as well as information about IDS Life and AEFC, see page 24.


Financial Highlights


from Jan. 1, 1994 to Dec. 31, 2003

Year ended Dec. 31,                      2003     2002      2001      2000     1999      1998      1997     1996      1995     1994
Accumulation unit value
at beginning of year                   $22.22   $29.42    $36.79    $38.85   $29.29    $24.71    $20.26   $16.55    $12.18   $12.69
                                     -------- --------  --------  -------- --------  --------  -------- --------  -------- --------
Income from investment operations(a):
Net investment income (loss)              .02     (.04)     (.13)     (.29)    (.29)     (.19)     (.16)    (.09)     (.03)     .03
Net gains (losses) (both realized
and unrealized)                          6.08    (7.16)    (7.24)    (1.77)    9.85      4.77      4.61     3.80      4.40     (.54)
                                     -------- --------  --------  -------- --------  --------  -------- --------  -------- --------
Total from investment operations         6.10    (7.20)    (7.37)    (2.06)    9.56      4.58      4.45     3.71      4.37     (.51)
                                     -------- --------  --------  -------- --------  --------  -------- --------  -------- --------
Accumulation unit value at
end of year                            $28.32   $22.22    $29.42    $36.79   $38.85    $29.29    $24.71   $20.26    $16.55   $12.18
                                     -------- --------  --------  -------- --------  --------  -------- --------  -------- --------
Total return(b)                        27.45%  (24.47%)  (20.03%)   (5.30%)  32.64%    18.54%    21.96%   22.42%    35.88%   (4.00%)
                                     -------- --------  --------  -------- --------  --------  -------- --------  -------- --------
Ratios/Supplemental Data
Total contract owner's equity
at end of year (000 omitted)         $337,458 $313,880  $511,890  $745,723 $908,999  $796,179  $758,172 $673,907  $613,941 $494,520
Ratio of operating expenses
to average daily net assets             1.40%    1.40%     1.40%     1.40%    1.40%     1.40%     1.40%    1.40%     1.40%    1.40%
Ratio of net investment income
(loss)  to average daily net assets      .08%    (.17%)    (.43%)    (.71%)   (.89%)    (.73%)    (.72%)   (.50%)    (.19%)    .25%
Portfolio turnover rate(c)               104%     187%       74%       79%       6%       16%       29%      12%       44%      61%
                                     -------- --------  --------  -------- --------  --------  -------- --------  -------- --------


(a) Per accumulation unit value amounts have been calculated using average accumulation unit values outstanding method.

(b)  Total return does not reflect payment of a sales charge.


(c) Higher turnover rates may result in higher brokerage expenses. A portfolio management change and investment opportunities in July 2002 led to increased portfolio turnover during that fiscal year.

This table pertains to accumulation units only. When you begin to receive your annuity payments, accumulation units change to annuity units. The value of an annuity unit (assuming a 3.5% investment rate) was $8.56 as of Dec. 31, 2003, $6.95 as of Dec. 31, 2002, $9.52 as of Dec. 31, 2001, $12.32 as of Dec. 31,
2000, $13.46 as of Dec. 31, 1999, $10. 51 as of Dec. 31, 1998, $9.17 as of Dec.
31, 1997, $7.78 as of Dec. 31, 1996, $6.58 as of Dec. 31, 1995 and $5.02 as of
Dec. 31, 1994. The value of an annuity unit (assuming a 5% investment rate) was $5.17 as of Dec. 31, 2003, $4.26 as of Dec. 31, 2002, $5.93 as of Dec. 31, 2001,
$7.78 as of Dec. 31, 2000, $8.63 as of Dec. 31, 1999, $6.83 as of Dec. 31, 1998,
$6.05 as of Dec. 31, 1997, $5.21 as of Dec. 31, 1996, $4.47 as of Dec. 31, 1995
and $3.46 as of Dec. 31, 1994.


The information in this table is derived from financial statements of the Fund that have been audited by Ernst & Young LLP, independent auditors. The independent auditor's report and additional information about the performance of the Fund are in the Fund's annual report, which you can obtain without charge if it is not included with this prospectus.

The Variable Annuity


An annuity is a contract with a life insurance company that guarantees regular income to the purchaser. Most people buy annuities to provide income in their retirement years. When many people think of an annuity, they think of a fixed dollar annuity. With a fixed dollar annuity, the insurance company bears the risk of investment gain or loss and guarantees payment of an exact monthly amount. A variable annuity also guarantees you regular payments. However, the amount of the payments will fluctuate with the performance of the securities in which the annuity fund invests. So if the securities go up in value, you may receive larger annuity payments. If they go down, you may receive smaller annuity payments. IDS Life can make annuity payments to you on a fixed or variable basis, or both.


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4   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Investment Objective

The Fund's investment objective is long-term capital appreciation. There is no guarantee the Fund will achieve its investment objective because any investment involves risk. IDS Life can change the Fund's investment objective without the approval of the Fund's contract holders, but IDS Life has no intention of doing so.

The Fund invests primarily in U.S. common stocks. The Fund also may invest in preferred stocks and in corporate and government bonds. Some bonds issued by agencies of the U.S. government are not supported by the full faith and credit of the United States.

The Fund may invest up to 30% of its total assets at the time of purchase in foreign securities. In selecting foreign investments, the Fund generally will seek to invest in companies that it anticipates will experience economic growth at least as great as that anticipated in the U.S. companies in which it invests. The securities that the Fund believes offer attractive opportunities for investment may change from time to time.

The Fund may use derivative instruments from time to time. However, at this time, the use of such instruments is not a principal strategy of the Fund.

For temporary purposes, the Fund may make certain investments. It may buy short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and letters of credit. The Fund may buy short-term corporate notes and obligations rated in the top two classifications or the equivalent by Standard and Poor's or Moody's.

Principal Risks

Please remember that you may lose money. Principal risks associated with an investment in the Fund include:

o    Market Risk

o    Style Risk

o    Issuer Risk

MARKET RISK

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

STYLE RISK

The Fund's management strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in small or medium capitalization stocks. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

ISSUER RISK


The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


Non-Fundamental Policies

No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

The Fund will not buy securities on margin (use borrowed money to buy securities) or sell short. With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the investor sold the security.

The Fund will not invest in illiquid securities if more than 10% of the Fund's net assets would be invested in such securities.

The Fund may invest its assets in an open-end management investment company (another fund) having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


The Board of Managers (the Board) of the Fund can change the investment policies described above without the consent of contract holders.


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5   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Fundamental Policies

The Fund observes the following fundamental investment restrictions, that cannot change without approval by a vote of the contract holders:

o The Fund will not borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o The Fund will not underwrite securities of other issuers, except as allowed by applicable law.

o    The Fund will not concentrate in any one industry.

o The Fund may invest up to 10% of its total assets, taken at cost, in real properties, but will not do so as a principal activity.

o The Fund will not invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision. The limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o The Fund will not purchase securities of any issuer if immediately after, and as a result of a purchase, the Fund would own more than 10% of the outstanding voting securities of the issuer.

o The Fund may not make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This will not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Portfolio Manager


Doug Chase, portfolio manager, joined AEFC in 2002. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Export and Multinational Fund and was a member of the team that managed several other funds. He joined Fidelity Investments in 1992. Doug has a BA in economics from the University of California and an MBA from the University of Michigan-Ann Arbor.


Investment Agreement

AEFC is the Fund's investment manager. Under the Investment Management Services Agreement between AEFC and the Fund, AEFC charges a fee for managing the Fund's investments. This amounts to 0.4% of the Fund's average daily net assets for the year. In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to AEFC for reimbursement of charges incurred in the purchase and sale of foreign securities.

An Investment Management Services Agreement was approved by the contract holders on Nov. 13, 2002. The agreement will continue each year as long as it is approved:


o by a majority of the Board of the Fund or a majority of the outstanding votes of the Fund, and

o by a majority of the Board of the Fund who are not "interested persons" of AEFC.

All votes by the Board must be taken at a meeting called specifically to approve or disapprove the agreement and all votes must be cast in person.

AEFC or the Fund may cancel the agreement without penalty, provided it gives 60 days' notice in writing. If the Fund decides to cancel its management agreement with AEFC, it must have the approval of either the Board or a majority of the votes of contract holders. If there is any assignment of the agreement, it ends immediately.

The Fund operates under an order from the SEC that permits AEFC, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining contract holder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining contract holder approval of the change.


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6   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Brokerage


Under the Investment Management Services Agreement, AEFC has responsibility for making the Fund's investment decisions, for executing trades for the Fund's portfolio and for negotiating any brokerage commissions. The Fund paid total brokerage commissions for each of the last three years as follows: $1,079,787 for 2003, $2,644,457 for 2002 and $1,028,476 for 2001. AEFC intends to continue to examine and consider ways to reduce brokerage costs.

The Investment Management Services Agreement generally requires AEFC to use its best efforts to obtain the best available price and the most favorable execution. However, brokerage firms may provide some extra services, including economic or investment research and analysis. Sometimes it may be desirable to compensate a broker for research or brokerage services by paying a commission that it might not otherwise charge, or a commission in excess of what another broker might charge. The Board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that the amount of commission is reasonable in relation to the value of the brokerage or research services provided by the broker.


In purchases and sales of securities involving transactions not listed on an exchange or in listed securities that are traded off of the exchange, the Fund will deal with a market maker as principal, or a broker as agent, depending upon the method AEFC believes will produce the best available price and most favorable execution as described above. In transactions with a broker who acts as principal, commissions generally are not stated separately, but are included in the price of the securities.

AEFC gives investment advice to a number of investment companies and mutual funds. Where more than one of these companies or funds are interested in the same securities at the same time, AEFC carries out the sale or purchase in a way that all agree in advance is fair.

Sharing in a large transaction may affect the price or volume of shares acquired. But by these transactions, the Fund hopes to gain an advantage in execution.

The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC and American Express Company.

The Contracts

This prospectus describes the following types of qualified variable annuities:

o Single payment -- deferred annuity. You made a single purchase payment. Annuity payments are deferred until some future date.

o Single payment -- immediate annuity. You made a single purchase payment. Annuity payments started within 60 days after IDS Life approved your application.

o Flexible installment payment -- deferred annuity. You make purchase payments in installments over one or more years. Annuity payments begin at some future date after you have paid all installments.

o A group variable annuity contract. This contract provides benefits under annuity plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The contract is a master contract issued to the employer as owner and provides benefits for all annuity plan participants. Generally IDS Life will not issue a contract to an employer unless there are at least five employees who are plan participants or who already own contracts based on the Fund. The annual contribution a participant makes must be at least equal to the larger of
     (1) an amount which, when multiplied by the number of contract years between the application date and the retirement date, equals $3,000 or (2) $300 a year. A participant may increase the amount of this annual contribution within the limits provided by the Code. However, if the annual contribution is more than twice that of the very first annual contribution, IDS Life may place some further conditions on contributions. The contract provides several optional settlement modes that each plan participant may elect. However, if at the annuity starting date the accumulation value of the contract is less than $2,000, then the accumulation value may be paid in a lump sum.

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7   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

The Fixed Account

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

If you have a deferred annuity contract, you can change your mind from time to time and apply all or part of your future purchase payments to the fixed account.

Also, the contract provides that once each contract year, you can transfer accumulation values of at least $250 from the variable account to the fixed account or from the fixed account to the variable account. This right ends 30 days before annuity payments begin. Presently, IDS Life does not intend to limit the number of transfers from the variable account to the fixed account; however, IDS Life limits transfers from the fixed account to the variable account to one per contract year. Just write or telephone IDS Life and indicate the dollar amount, percentage of, or number of variable accumulation units to transfer from the Fund or the amount of fixed dollar accumulation value to transfer to the Fund.

Automated Transfers and Partial Surrenders

IDS Life currently allows deferred annuity contract holders to establish:

o automated transfers of contract values between the fixed account and variable account; or

o    automated partial surrenders of contract values.

Both services can be in effect at the same time. You can establish them through a one-time written or telephone request to IDS Life.

The minimum transfer amount from any account or partial surrender amount from the contract is $50. You can make the transfer or surrender on a monthly, quarterly, semiannual or annual basis. You may start or stop this service at any time but you must give IDS Life 30 days' notice to change any automated transfer or surrender instructions that are currently in place. Automated transfers or partial surrenders are subject to all of the other contract provisions and terms including provisions relating to the transfer of money between accounts. They are not available for 1969 Series Contracts that were issued prior to May 1971.

Automated transfers from the fixed account may not exceed an amount that will deplete the fixed account within 12 months. If you have made any type of transfer from the fixed account, you may not transfer contract values from the variable account back to the fixed account until the next contract anniversary.

The balance in your account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, IDS Life will suspend your entire automated arrangement until the balance is adequate. If IDS Life must suspend your arrangement for six months, IDS Life reserves the right to discontinue the arrangement in its entirety.


Automated partial surrenders may result in income taxes and IRS penalty taxes being applied to all or a portion of the amount surrendered. See the sections on tax charges and surrendering your contract (page 18).

For more information regarding surrenders, see page 16.


Under some contracts, applicable law may restrict automated partial surrenders. When automated partial surrenders are in effect, additional purchase payments may not be appropriate and, therefore, are not permitted.


IDS Life has the authority to honor any telephone requests believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as IDS Life follows the procedures IDS Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

IDS Life will process your transfer and/or partial surrender request on the valuation date we receive it (see "Measuring the Value of Your Contract"). If we receive your transfer or partial surrender request at our home office before the close of business, we will process your transfer or partial surrender using the accumulation unit value we calculate on the valuation date we received your transfer or partial surrender request. If we receive your transfer or partial surrender request at our home office at or after the close of business, we will process your transfer or partial surrender using the accumulation unit value we calculate on the next valuation date after we received your transfer or partial surrender request. At times when the volume of telephone requests is unusually high, IDS Life will take special measures to ensure that your call is answered as promptly as possible. IDS Life will not allow a telephone surrender request within 30 days of a phoned-in address change.


--------------------------------------------------------------------------------
8   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

You may request that telephone withdrawals not be authorized from your account by writing IDS Life.

Consult your tax advisor if you have any questions about the taxation of your annuity.

Measuring the Value of Your Contract

Because values are always changing with the performance of the Fund's investments, it is not easy to measure value with a variable annuity contract. For this reason IDS Life uses a technique that involves "units." IDS Life measures the performance of the Fund by changes in the value of a single unit, rather than the total value of the Fund. There are two kinds of units. As long as you are paying into the Fund they are called "accumulation units." When you begin to receive your annuity payments, they change to "annuity units."

o Accumulation units are used to measure the value of deferred annuity contracts during the period before IDS Life makes annuity payments to you. Here is the formula:

     number of your           value of one             total
     accumulation     x       accumulation      =      accumulation
     units                    unit                     value

If you bought a deferred annuity contract, IDS Life credited your purchase payments as accumulation units to your contract.

o Annuity units determine the value of each annuity payment. If you bought an immediate annuity contract, IDS Life credited your purchase payment as annuity units to your account.

Under a deferred annuity contract, when annuity payments begin, IDS Life will convert your accumulation value into annuity units. From then on, your annuity payments are based on the current annuity unit value. Here is the formula:

     number of your   x       annuity unit      =      value of one
     annuity units            value                    annuity payment

DATES WE REVALUE UNITS -- VALUATION DATE


IDS Life values your units at least once every seven days. At the present time, IDS Life values your units on a valuation date. A valuation date is any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. The close of business is the time the NYSE closes (4 p.m. Eastern time unless the NYSE closes earlier). At the close of business, the next valuation date begins. We calculate the accumulation unit value on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date. During an emergency, the Fund can suspend redemption. Those emergency situations would occur if:


o The NYSE closes for reasons other than the usual weekend and holiday closings, or trading on the NYSE is restricted,

o Disposal of the Fund's securities is not reasonable, or it is not reasonably practical for the Fund to determine the fair value of its net assets, or

o    The SEC under the  provisions of the  Investment  Company Act of 1940 (1940
     Act) declares a period of emergency to exist.

SPLITTING UNITS

IDS Life can split accumulation or annuity units. We will do so only if it is in the best interests of the contract holders, the annuitants and IDS Life.

THE VALUATION PERIOD


The valuation period starts at the close of business on one valuation date and goes up to the close of business on the next valuation date.


--------------------------------------------------------------------------------
9   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Valuing Fund Assets

We determine the net value of the Fund's assets at the start of each valuation period by taking the total value of the Fund's assets and subtracting liabilities. The net asset value per share generally changes each day. We value the Fund's securities as follows:


o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith under procedures adopted by the Board.

When We Credit Your Purchase Payments

If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the Fund using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the Fund using the accumulation unit value we calculate on the next valuation date after we received the payment.
Valuing an Accumulation Unit


IDS Life uses accumulation units to measure the value of your contract during the period before annuity payments begin. We determine the value of an accumulation unit by multiplying the accumulation unit value for the last valuation period by the net investment factor for the current period. Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for your account we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value equals the last value times the account's current investment factor.

We determine the investment factor by:

o Calculating the current net value of the Fund's assets, excluding the fee IDS Life charges for bearing the risk of increases in life expectancy and administrative expenses ("mortality and expense risk assurance fee");

o    Dividing that amount by the previous net value of the Fund's assets; and

o Subtracting the amount representing the mortality and expense risk assurance fee from the result.

Because the net asset value of the Fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk.

--------------------------------------------------------------------------------
10   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Factors that affect variable account accumulation units:

Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the Fund;

o    transfers into or out of the Fund; and/or

o    partial surrenders.

Accumulation unit values will fluctuate due to:

o    changes in the Fund's net asset value;

o    interest and dividends earned by the Fund;

o    net realized and unrealized capital gains or losses of the Fund;

o    Fund operating expenses; and/or

o    mortality and expense risk assurance fee.

Valuing an Annuity Unit

When you are ready to receive annuity payments, IDS Life exchanges your accumulation units for annuity units. Annuity units measure each variable annuity payment. To determine the value of an annuity unit, we multiply the annuity unit value on the last valuation date by the product of (1) the investment factor for the current period, and (2) the neutralizing factor.

The neutralizing factor removes the assumed investment rate that is built into the variable annuity tables in your contract. The neutralizing factor for a one-day valuation period is 0.999866, when the usual 5% assumed investment rate is used.

The assumed investment rate is not always 5%. For example, contracts subject to Texas law cannot use more than a 3.5% investment rate. You can request a 3.5% investment rate by sending a written request to IDS Life at its home office. The current policy of IDS Life is to grant a request received no later than 30 days before settlement.

Why would you want a lower assumed investment rate? The value of an annuity unit will rise or fall to the extent that the actual investment rate for the period is more or less than the assumed investment rate. A lower assumed rate produces a lower initial annuity payment, but later payments will rise faster if unit values are going up. Later payments will fall more slowly if unit values are dropping.

Annuity Payment Starting Date

Individual contracts. For deferred contracts paid for in annual installments or with a single payment, you selected the annuity payment starting date in your application. You may change the payment date at any time not less than 30 days before annuity payments are to start.

For single payment deferred contracts, the annuity payment starting date was at least 60 days after the application date.

For immediate contracts, the annuity payment starting date was no later than 60 days after the application date.

You can only wait so long before annuity payments begin. The annuity payment starting date must come before the annuitant's 75th birthday.

Group contracts. For group contracts, the participant elects the annuity starting date and the annuity payment plan in the Statement of Participation. The participant may change either election anytime not less than 30 days before annuity payments start. The annuity starting date must be at least so many years after the application date that the number of years multiplied by the annual purchase payment equals or exceeds $3,000.

For Roth IRAs, the annuity payment starting date must be no later than the contract anniversary nearest the annuitant's 75th birthday.


For all annuities except Roth IRAs, to comply with IRS regulations, the annuity payment starting date generally must be:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


--------------------------------------------------------------------------------
11   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Table of Settlement Rates

The Progressive Annuity Table in your contract shows the amount of the first monthly payment for each $1,000 of contract value according to the adjusted age and, when applicable, the sex of the annuitant.

Adjusted age is equal to the annuitant's birthday nearest the settlement date minus any adjustments depending on the calendar year of birth of the annuitant as follows:

                                                                                                    Adjustment for
             Calendar year of annuitant's birth                                                   Male          Female
                      Prior to 1920                                                                0               4
                      1920 through 1939                                                            1               5
                      1940 through 1954                                                            2               6
                      1955 through 1969                                                            3               7
                      After 1969                                                                   4               8

In Nathalie Norris, et. al. v. Arizona Governing Committee for Tax Deferred Annuity and Deferred Compensation Plans, et al., the United States Supreme Court decided that Title VII of the Civil Rights Act of 1964 prohibits an employer from offering its employees the option of receiving retirement benefits from one of several companies selected by the employer, all of which pay a woman lower monthly retirement benefits than a similarly situated man. The Court ordered that all retirement benefits derived from contributions made on and after Aug. 1, 1983, must be calculated without regard to the sex of the annuitant.

IDS Life has been administering contributions received since Aug. 1, 1983, on the company's in-force annuity contracts to provide retirement benefits without regard to the sex of the annuitant in those markets which are affected by the Norris decision. IDS Life also has amended certain contracts in order to assure continued compliance by employers with the obligations imposed on them by the Norris decision.

Annuity Payment Plans

You may have selected on the application how you want annuity payments made and when the payments are to begin. If you have a deferred annuity contract, you may change your payment plan at any time at least 30 days before the annuity payment starting date.

Here are the plans available for all annuity contracts as described in this prospectus:

o Plan A: Life annuity -- no refund: We make monthly payments until the annuitant's death. Payments end with the last payment before the annuitant's death; we will not make any further payments. This means that if the annuitant dies after we have made only one monthly payment, we will not make any more payments.

o Plan B: Life annuity with five, ten or 15 years certain: We make monthly payments for a guaranteed payment period of five, ten or 15 years that you elect. This election will determine the length of the payment period to the beneficiary if the annuitant should die before the elected period has expired. We calculate the guaranteed payment period from the retirement date. If the annuitant outlives the elected guaranteed payment period, we will continue to make payments until the annuitant's death.

o Plan C: Life annuity -- installment refund: We make monthly payments until the annuitant's death, with our guarantee that payments will continue for some period of time. We will make payments for at least the number of months determined by dividing the amount applied under this option by the first monthly payment, whether or not the annuitant is living.

o Plan D: Joint and last survivor life annuity -- no refund: We make monthly payments while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payments at the full amount until the death of the surviving annuitant. Payments end with the death of the second annuitant.

--------------------------------------------------------------------------------
12   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Annuity payment plan requirements: You must select a payment plan as of the retirement date set forth in your contract. You have the responsibility for electing a payment plan that complies with your contract and with applicable law. Your contract describes your payment plan options. The options will meet certain IRS regulations governing required minimum distributions if the payment plan meets the incidental distribution benefit requirements, if any, and the payments are made:

o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or


o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


A beneficiary of a variable annuity contract may ask for one lump-sum payment under Plan B or Plan C. IDS Life will not grant the request if you asked us not to.


If you have not selected a plan by the annuity payment starting date, Plan B with 120 guaranteed monthly payments will be used.

Contract values that you have allocated to the fixed account will provide fixed-dollar payments while the remaining contract values will provide variable annuity payments.

If the value of the contract is less than $2,000 on the annuity payment starting date, IDS Life may pay the accumulation value in a lump sum.

DETERMINATION OF MONTHLY ANNUITY PAYMENTS FOR DEFERRED CONTRACTS

When annuity payments are to begin, IDS Life computes the first monthly variable annuity payment on the valuation date on or right before the seventh day before the annuity payment starting date.

IDS Life makes the computations using the table of settlement rates in your contract unless we agree on an optional table. IDS Life uses a different table if you elected a 3.5% assumed investment rate. We divide the amount of the first payment by the annuity unit value to give the number of annuity units for your contract.

IDS Life will determine each monthly payment after the first one by multiplying the number of annuity units by the current annuity unit value. IDS Life will compute variable annuity payments on the valuation date on or right before the seventh day before the annuity payment date.

Here is an example: Assume the variable accumulation value on the valuation date seven days before the annuity payment starting date was $30,000, and the plan you selected produces an initial payment of $6 for each $1,000 of accumulation value. Ignoring premium taxes, if any, the first payment would be $180 (30 x $6 = $180).

Now assume the annuity unit value on the valuation date seven days before the annuity payment starting date is $1.800000. The number of annuity units for your contract is 100 ($180 / $1.800000 = 100). Ordinarily, IDS Life will pay the value of the same number of annuity units each month.

DETERMINATION OF MONTHLY ANNUITY PAYMENTS FOR IMMEDIATE CONTRACTS

IDS Life multiplied the number of your annuity units by the value of one unit. IDS Life determined the value of one unit on the valuation date on or right before the seventh day before the annuity payment was due. The following example shows how we determined the number of your annuity units:

Assume the net purchase payment was $30,000 and the conversion factor, based on actuarial tables and the contract you selected, is $5.50.

Assume the value of one annuity unit on the valuation date was $1.500000.

First divide the net purchase payments by $1,000: $30,000 / $1,000 = $30. Next, multiply the answer by the conversion factor: $30 x $5.50 = $165.

Divide the answer by the value of one unit. This gives the number of annuity units paid out each month: $165 / $1.500000 = 110 units.

--------------------------------------------------------------------------------
13   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

The Charges You Pay

1) SALES AND ADMINISTRATIVE CHARGES

The tables below show the deductions from your purchase payments for sales and administrative charges for single payment contracts and flexible installment payment contracts. The net amount invested is the total purchase payments minus the deduction for sales and administrative charges.

Single payment contracts, 1972 Series

                                                                                       Total charge            Total deduction
Part of the                             Deduction              Deduction for         as percentage of         as percentage of
total purchase                          for sales             administrative          total purchase             net amount
payment                                  charge                   charge                  payment                 invested
First $1,500                              13.0%                    2.0%                    15.0%                   17.65%
Next $48,500                               3.0                     1.0                      4.0                     4.17
Over $50,000                               1.5                     0.5                      2.0                     2.04

Flexible installment payment contracts, 1972 Series

                                                                                       Total charge            Total deduction
Part of the                             Deduction              Deduction for         as percentage of         as percentage of
total purchase                          for sales             administrative          total purchase             net amount
payment                                  charge                   charge                  payment                 invested
First $1,500                              13.0%                    2.0%                    15.0%                   17.65%
Next $48,500                               2.0                     2.0                      4.0                     4.17
Over $50,000                               0.5                     1.5                      2.0                     2.04

The effect of the deductions shown above is illustrated in the following table:

                                                                                     Sales and admin.         Sales and admin.
                                                                                        charge as a              charge as a
$25 Monthly                               Total                Deduction for           percentage of            percentage of
purchase                                purchase               the sales and          total purchase            aggregate net
payments                                payments               admin. charge             payments              amount invested
1 Year                                  $  300                    $ 45                     15.00%                  17.65%
5 Years                                  1,500                     225                     15.00                   17.65
10 Years                                 3,000                     285                      9.50                   10.50
15 Years                                 4,500                     345                      7.67                    8.30
20 Years                                 6,000                     405                      6.75                    7.24


                                                                                     Sales and admin.         Sales and admin.
                                                                                        charge as a              charge as a
$100 Monthly                              Total                Deduction for           percentage of            percentage of
purchase                                purchase               the sales and          total purchase            aggregate net
payments                                payments               admin. charge             payments              amount invested
1 Year                                 $ 1,200                  $  180                     15.00%                  17.65%
5 Years                                  6,000                     405                      6.75                    7.24
10 Years                                12,000                     645                      5.38                    5.68
15 Years                                18,000                     885                      4.92                    5.17
20 Years                                24,000                   1,125                      4.69                    4.92

1971 Series


                                                                                       Total charge            Total deduction
Part of the                             Deduction              Deduction for         as percentage of         as percentage of
total purchase                          for sales             administrative          total purchase             net amount
payment                                  charge                   charge                  payment                 invested
First $1,000                                 18%                   2.0%                       20%                  25.00%
Next $49,000                                3.0                    1.0                       4.0                    4.17
Over $50,000                                1.5                    0.5                       2.0                    2.04


--------------------------------------------------------------------------------
14   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

1969 Series
                                                                                       Total charge            Total deduction
Part of the                             Deduction              Deduction for         as percentage of         as percentage of
total purchase                          for sales             administrative          total purchase             net amount
payment                                  charge                   charge                  payment                 invested
First $1,000                                 18%                   2.0%                       20%                  25.00%
Next $49,000                                2.0                    2.0                       4.0                    4.17
Over $50,000                                1.5                    0.5                       2.0                    2.04


The table below shows the deduction from your purchase payments for sales and administrative charges for group contracts. The net amount invested is the total purchase payments minus the deduction for sales and administrative charges.

Group contract -- Employer plan

                                                                                       Total charge            Total deduction
Part of the                             Deduction              Deduction for         as percentage of         as percentage of
total purchase                          for sales             administrative          total purchase             net amount
payment                                  charge                   charge                  payment                 invested
First $10,000                              3.75%                   2.0%                     5.75%                   6.10%
Next $40,000                                2.0                    2.0                       4.0                    4.17
Excess over $50,000                         0.5                    1.5                       2.0                    2.04


Under a Distribution and Services Agreement with the Fund, IDS Life is the principal underwriter and performs all sales and administrative duties. It pays salaries, sales commissions, legal, accounting, auditing or actuarial fees, and death benefits under deferred variable annuity contracts. The deductions for sales and administrative charges came to $38,221 for 2003, $53,348 for 2002 and $72,703 for 2001.


IDS Life may reduce or eliminate the sales and administrative charge but only to the extent IDS Life anticipates that we will incur lower sales and administrative expenses or perform fewer services. Generally, this will occur with programs established by an employer for all employees or for all employees in a class, under which employees do not individually enroll in the program.

2) PREMIUM TAXES

Some state and local governments impose a premium tax on IDS Life in an amount of up to 3.5%. If a state or local government requires IDS Life to pay a premium tax on your contract, IDS Life may deduct it from your purchase payments or from your contract's accumulation value.

3) MORTALITY AND EXPENSE RISK ASSURANCE FEE

IDS Life will bear any expenses that occur because of an increase in administrative expenses, or because of an increase in the life expectancy of people receiving variable annuity payments. But, it is not responsible for increases in brokers' fees and transfer taxes on the purchase and sale of assets.


For bearing this risk, IDS Life charges the Fund a fee equal to 1% of the Fund's average daily net assets for the year. This came to $3,199,923 for 2003, $4,018,527 for 2002 and $5,916,337 for 2001.


If the fee is more than enough to cover the increases, IDS Life will keep the difference. If the fee is not enough, IDS Life bears the loss.

4) CHARGE FOR INVESTMENT MANAGEMENT


For acting as investment manager, AEFC charges the Fund a fee equal to 0.4% of the Fund's average net assets for the year, less any brokerage credits. This came to $1,279,427 for 2003, $1,609,905 for 2002 and $2,368,578 for 2001. For
periods prior to Dec. 1, 2002, the fee was paid to IDS Life as investment manager.


5) TAX CHARGES

IDS Life is taxed as a life insurance company under Subchapter L of the Code. IDS Life treats the Fund as part of IDS Life for federal income tax purposes. IDS Life must pay all taxes that come about because of the Fund. For this reason, IDS Life can charge the Fund for tax charges. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

Investment results credited to a contract are not taxed until you receive annuity benefits.

--------------------------------------------------------------------------------
15   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Surrendering Your Contract

You can surrender all or part of your deferred annuity contract any time before the annuity payment starting date. Under certain contracts issued in connection with optional retirement programs for employers of certain state supported educational institutions, the contract holder must join in the request. There is no surrender charge for either partial or full surrenders. You cannot surrender the contract in whole or in part after annuity payments have started unless the remaining payments are not dependent on life contingencies.


Immediate annuity contracts can be surrendered at any time as long as the remaining payments are not dependent on life contingencies. See "Annuity Payment Plans" on page 12.

For a discussion of automated partial surrenders, see page 8.


There are special rules for a participant in the Texas Optional Retirement Program (Texas ORP). The Texas ORP restricts the payment of program benefits to participating employees prior to termination of employment. Accordingly, no contract offered by this prospectus will be issued to fund participation in the Texas ORP unless the purchaser instructs the company not to accept surrender of the contract prior to termination of employment, retirement, death or total disability of the participating employee.


Make your request to IDS Life in writing. IDS Life will cash in the number of accumulation units for the amount you request. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. You cannot surrender part of your contract if the remaining accumulation value will be less than $20, and you cannot repay any amount you surrender. IDS Life usually will mail a check to you within seven days after we process your request. However, IDS Life can delay sending your check until we are sure we have received good payment for the accumulation units you want to surrender.


You may receive extra money if the Fund's state premium tax liability is reduced as a result of your surrender. If it is, you will receive either the amount of the reduction or the amount already deducted from your purchase payments for premium taxes, whichever is less.

A surrender by a participant in certain tax-deferred retirement plans may result in adverse tax consequences. Consult a qualified tax advisor before requesting a surrender.

Distribution Restrictions. The Code imposes certain restrictions on a participant's right to receive early distributions attributable to salary reduction contributions (plus earnings) from a contract purchased for a tax-deferred retirement plan qualified under Section 403(b) of the Code as a tax-sheltered annuity (TSA).


Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts may be made from the TSA contract only if the participant has attained age 59 1/2, has become disabled as defined in the Code, has severed employment with the employer that purchased the contract, or upon the death of the participant. Additionally, if the participant should encounter a financial hardship (within the meaning of the Code), he or she may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them. These restrictions apply to amounts credited to the contract after Dec. 31, 1988. Even though a distribution may be permitted under these rules, it may nonetheless be subject to IRS taxes and penalties (see page 18). The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


These restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions do not apply to transfers or exchanges of contract value within the annuity or to another registered variable annuity contract or investment vehicle available through the employer.

--------------------------------------------------------------------------------
16   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Special Rules if the Annuitant Dies Before  the Annuity Payment Starting Date

Under a single payment or flexible installment deferred annuity contract, if the annuitant dies before annuity payments begin, the beneficiary will receive the greater of:

o    the sum of all purchase payments minus surrenders and unrepaid withdrawals;
     or

o    the accumulation value of the contract.

Under the group variable contract, if the participant dies before annuity payments begin, the beneficiary will receive the greater of:

o    the sum of all contributions made by the participant less surrenders; or

o    the accumulation value of the participant's account.


The death benefit is payable at the end of the valuation period during which IDS Life's death claim requirements are fulfilled. IDS Life will determine the contract's value using the accumulation unit value it calculates at the end of that valuation period. Unless an election has been made to provide an annuity payable to the participant's beneficiary, IDS Life will pay the death benefit in a lump sum. With certain exceptions, IDS Life may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.


Spouse beneficiary: If you have not elected an annuity payment plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his or her own or elect an annuity payment plan or another plan agreed to by us. If your spouse elects a payment plan, the payments must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payments must begin no later than Dec. 31 of the year following the year of your death.

Non-spouse beneficiary: If you have not elected an annuity payment plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payments from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payments under any payment plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o    payments begin no later than one year following the year of your death; and

o the payment period does not extend beyond the beneficiary's life or life expectancy.

Annuity payment plan: If you elect an annuity payment plan, the payments to your beneficiary will continue pursuant to the annuity payment plan you elect.

Special Features of the Group Variable Annuity Contract

Modifications: From time to time, IDS Life may modify the group variable annuity contract in order to conform the contract or give participants the benefit of any federal or state law or any regulation of the U.S. Treasury Department. Without the consent of the affected participant, no modification will affect the amount or terms of an annuity purchased prior to the effective date of the modification. We cannot make any modification without the contract holder's approval prior to the fifth contract anniversary.

On or after this anniversary, IDS Life may make modifications to the contract without the contract holder's consent. The effect of these modifications may include the deductions from contributions for sales and administrative expense, periodic deductions for mortality and expense risk assurances and investment management, and the annuity settlement date. At least 90 days' notice of this type of modification will be given to the contract holder. No modification made after the fifth contract year will affect the rights of any participant who was a participant prior to the effective date of the modification except for that portion of the participant's contributions which exceeds twice the amount of the first annual contribution. The amount in excess of twice the first annual contribution will receive the benefit of the assurances given new entrants into the plan in the year the excess is first received by IDS Life. These assurances will continue so long as the participant continues to make such excess contributions.

Experience rating: The group variable annuity contract provides for experience rating at the discretion of IDS Life. If the charges made by IDS Life for mortality and expense assurances exceed the expenses incurred, IDS Life may allocate all, a portion, or none of the excess as an experience rating credit. No experience rating credits have been paid to date. IDS Life will determine the experience rating credit, if any, which accrues to any group variable annuity contract annually upon each contract anniversary by IDS Life. IDS Life will determine application of the credit accruing to any group variable annuity contract in one of two ways:

o    by a reduction in the amount deducted from subsequent contributions; or

o by the crediting of a number of additional accumulation units or annuity units, as applicable, equal in value to the amount of the credit due (such additional units shall be credited without the deduction imposed on contributions).

--------------------------------------------------------------------------------
17   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Assignment prohibited: No benefit or privilege under the contract may be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than IDS Life.

Suspension: IDS Life may suspend a group variable annuity contract upon at least 90 days' written notice to the contract holder if the contract holder has failed to make any contributions during the contract year immediately preceding such notice. A contract holder may suspend a contract upon written notice to IDS Life at least 90 days in advance of the effective date of the suspension. Upon suspension, IDS Life may refuse to accept further contributions. Suspension will in no way affect the accumulation units or annuity units previously credited to any participant.

Termination of contributions: Upon termination of contributions on behalf of a participant for any reason prior to the retirement date, the participant may elect to withdraw the value of, or leave his total account in force under the contract until its value is withdrawn as a surrender, paid upon the death of the participant, or used to provide an annuity for the participant. When a participant's variable account is left in force under the contract, the account will continue to reflect the net investment experience of the Fund except that if the value of the participant's total account is less then $1,000, IDS Life may fulfill its obligations with respect to a participant by payment of the value in a lump sum.

Your Right to Cancel Installment Contracts

You will receive a Statement of Charges and a Notice of Cancellation Rights within 60 days after the contract is sent to you. You will have 45 days from the time this notice was sent to you to cancel your installment contract. You will receive the current accumulation value of your account plus any amounts deducted for taxes and charges.

If you bought this annuity under an IRA program and cancel the contract within seven days after the date of issuance, IDS Life will refund the greater of the total amount of purchase payments, or the value of the net amount invested, without reduction in either case for sales and contract administrative charges and taxes.

Taxes


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of your contract is taxable to you only when you receive a payment or surrender (see detailed discussion below). Any portion of the annuity payments and any surrenders you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. IDS Life will send you a tax information reporting form for any year in which IDS Life made a taxable distribution according to its records.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund a 401(k) plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Annuity payments: Under a qualified annuity except a Roth IRA, the entire payment generally is includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payments from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Surrenders: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Surrenders from Roth IRAs: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


--------------------------------------------------------------------------------
18   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Withholding: If you receive directly all or part of the contract value from a qualified annuity (except an IRA or Roth IRA), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payment is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payment is one in a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of ten years or more;

o    the payment is a minimum distribution required under the Code;

o    the payment is made on account of an eligible hardship; or

o    the payment is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Penalties: If you receive amounts from your contract (or, if applicable, from the plan) before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (for TSAs and annuities funding 401(a) and 401(k) plans only); or

o    to pay certain medical or education expenses (IRAs only).

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If, under your 401(k) plan you or your employer made after-tax contributions to your contract, or if you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


Collateral assignment: You may not collaterally assign or pledge your contract.

Important: This discussion of federal tax laws is based upon IDS Life's understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


IDS Life's tax status: IDS Life is taxed as a life insurance company under the Code. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.


Tax qualification: IDS Life intends that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. IDS Life reserves the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. IDS Life will send you a copy of any amendments.

--------------------------------------------------------------------------------
19   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Voting Rights

The Fund grants and defines voting rights of contract holders and group plan participants under its regulations. To the extent permitted under the 1940 Act, IDS Life may modify these voting rights without a vote of a majority of the outstanding voting units. Variable contract holders and group plan participants can vote on:

o    any changes in fundamental investment restrictions;

o the approval of and any changes to the investment management services agreement; and


o    the election of the Board.

A variable contract holder or group plan participant with accumulation units has a number of votes equal to the number of accumulation units owned. Under a contract where annuity payments have started, IDS Life determines the number of votes by dividing the present value of all future annuity payments by the value of one accumulation unit on the record date. So, there may be a gradual decline in the number of votes to which a contract holder or group plan participant is entitled as we continue to make annuity payments under the contract. The record date will be set by the Board not more than 60 days before the regular meeting or any special meeting of variable contract holders or group plan participants. Cumulative voting is not authorized.

U.S. Bank National Association (U.S. Bank) of St. Paul, MN, as custodian for Keogh Act plans and for the IDS Incentive and Thrift Plan, was owner of record of 464,596 units of the Fund on Dec. 31, 2003, constituting 4.0% of the voting units. U.S. Bank votes these units in accordance with instructions from the beneficial owners. If U.S. Bank fails to receive timely instructions from a beneficial owner, it will vote these units in the same proportion as units voted according to received instructions.


--------------------------------------------------------------------------------
20   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Management

MEMBERS OF THE BOARD OF MANAGERS AND OFFICERS OF THE FUND


You are eligible to vote at each regular meeting for the Fund's Board of Managers. That Board oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's Board members. Each member oversees Fund A and Fund B and the seven portfolios of IDS Life Series Fund, Inc. (IDS Life Series Fund). Board members serve until the next regular meeting and until their successors have been elected and qualified.

Independent Board Members*

Name, address, age                   Position held with      Principal            Other             Committee
                                     Fund and length of      occupation during    directorships     memberships
                                     service                 past five years
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Rodney P. Burwell                    Board member since      Chairman, Xerxes     TCF Financial,    Joint Audit
Xerxes Corporation                   1999                    Corporation          American
7901 Xerxes Ave. S.                                          (fiberglass          Express
Minneapolis, MN 55431-1253                                   storage tanks)       Certificate
Born in 1939                                                                      Company
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Jean B. Keffeler                     Board member since      Retired business     American          Joint Audit
c/o AEFC                             1999                    executive            Express
70100 AXP Financial Center                                                        Certificate
Minneapolis, MN 55474                                                             Company
Born in 1945
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Thomas R. McBurney                   Board member since      President,           The Valspar        Joint Audit
McBurney Management Advisors         1999                    McBurney             Corporation
4900 IDS Center,                                             Management Advisors  (coatings),
80 South Eighth Street                                                            American
Minneapolis, MN 55402                                                             Express
Born in 1938                                                                      Certificate
                                                                                  Company
------------------------------------ ----------------------- -------------------- ----------------- ---------------

*    Mr.  Burwell,  Ms. Keffeler and Mr. McBurney also serve as directors of IDS
     Life  Insurance  Company of New York and American  Centurion Life Assurance
     Company, which are indirectly controlled by AEFC.

Board Members Affiliated with American Express Financial Corporation (AEFC)**

Name, address, age                   Position held with      Principal            Other             Committee
                                     Fund and length of      occupations          directorships     memberships
                                     service                 during  past five
                                                             years
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Gumer C. Alvero                      Board member since      Director and
70100 AXP Financial Center           1998, Chairman of the   Executive Vice
Minneapolis, MN 55474                Board  since 2000       President -
Born in 1967                                                 Annuities, IDS
                                                             Life, since 2001.
                                                             Vice President -
                                                             General Manager
                                                             Annuities, AEFC,
                                                             since 1998
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Timothy V. Bechtold                  Board member since      Director and
70100 AXP Financial Center           2001, President and     President, IDS
Minneapolis, MN 55474                Chief Executive         Life, since 2001.
Born in 1953                         Officer since 2002      Executive Vice
                                                             President -
                                                             Insurance Products,
                                                             IDS Life, from 1995
                                                             to 2001. Vice
                                                             President -
                                                             Insurance Products,
                                                             AEFC, since 1995
------------------------------------ ----------------------- -------------------- ----------------- ---------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Bechtold, who is President and Chief
Executive Officer, the Fund's other officers are:

Other Officers

Name, address, age                   Position held with      Principal
                                     Fund and length of      occupations
                                     service                 during  past five
                                                             years
------------------------------------ ----------------------- -------------------- ----------------- ---------------
C. Nikol Davies                      Secretary since 2001    Assistant
70100 AXP Financial Center                                   Secretary, AEFC,
Minneapolis, MN 55474                                        since 2001.
Born in 1966                                                 Paralegal at Boyle
                                                             & Voss and
                                                             Administrative
                                                             Assistant for the
                                                             Department of the
                                                             U.S. Air Force
                                                             prior to 2001
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Jeffrey P. Fox                       Chief Financial         Vice President -
70100 AXP Financial Center           Officer  since 2002     Investment
Minneapolis, MN 55474                                        Accounting, AEFC,
Born in 1955                                                 since 2002. Vice
                                                             President -
                                                             Finance, American
                                                             Express Company,
                                                             2000-2002. Vice
                                                             President -
                                                             Corporate
                                                             Controller, AEFC,
                                                             1996-2000
------------------------------------ ----------------------- -------------------- ----------------- ---------------
Lorraine R. Hart                     Vice President -        Vice President -
70100 AXP Financial Center           Investments since 1992  Investments
Minneapolis, MN 55474                                        Administration
Born in 1951                                                 Officer, AEFC,
                                                             since 2003. Vice
                                                             President -
                                                             Insurance
                                                             Investments, AEFC,
                                                             from 1989 to 2003
------------------------------------ ----------------------- -------------------- ----------------- ---------------


--------------------------------------------------------------------------------
21   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Other Officers (continued)

Name, address, age                   Position held with      Principal occupations
                                     Fund and length of      during  past five years
                                     service
------------------------------------ ----------------------- ---------------------------------
Michelle M. Keeley                   Vice President -        Senior Vice President - Fixed
257 AXP Financial Center             Investments since 2003  Income, AEFC, since 2002.
Minneapolis, MN 55474                                        Managing Director, Zurich
Born in 1964                                                 Global Assets, 2000-2002.
                                                             Managing Director, Zurich
                                                             Scudder Investments, 1999-2000
------------------------------------ ----------------------- ---------------------------------
Judd K. Lohmann                      Treasurer since 2003    Assistant Treasurer and
70100 AXP Financial Center                                   Director -  Finance and
Minneapolis, MN 55474                                        Analysis, AEFC, since 2000.
Born in 1958                                                 Director of Operations, Advisor
                                                             Business Systems, AEFC, from
                                                             1996-2000
------------------------------------ ----------------------- ---------------------------------

The Joint Audit Committee meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports and compliance matters. The Committee reports significant issues to the Board and makes recommendations regarding the selection of the independent public accountant. The Committee held four meetings during the last fiscal year.


RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND'S MANAGEMENT


The Board initially approves an Investment Management Services Agreement. Once the contract is approved, the Board monitors the level and quality of services including the commitment of AEFC to achieve expected levels of investment performance

BOARD MEMBERS' HOLDINGS

The following table shows the dollar range of equity securities beneficially owned by each Board member as of the end of the most recently completed calendar year. The table shows equity ownership in the Fund and, on an aggregate basis, ownership in the registered investment companies overseen by the Board member, which include the Fund, Fund A and IDS Life Series Fund (the Family of Investment Companies).

                                                                                                  Aggregate dollar
                                                                                                   range of equity
                                                         Dollar range of equity              securities in the Family of
Name of Board Member                                     securities in the Fund                 Investment Companies
Independent Board Members
Rodney P. Burwell                                                 None                                  None
Jean B. Keffeler                                                  None                                  None
Thomas R. McBurney                                                None                                  None

Board Members Affiliated with AEFC
Gumer C. Alvero                                                   None                                  None
Timothy V. Bechtold                                               None                                  None


COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent Board members of the Fund, for attending up to four meetings, received the following compensation:

                                                                                                     Total cash
                                                                Aggregate                         compensation for
                                                              compensation                      the Fund, Fund A and
Board Member                                                  for the Fund                      IDS Life Series Fund
Rodney P. Burwell                                                $4,000                                $32,250
Jean B. Keffeler                                                 $4,250                                $34,250
Thomas R. McBurney                                               $4,000                                $32,250

The Board members who are not independent members of the Board and all officers of the Fund are salaried employees of IDS Life or AEFC and do not receive compensation from the Fund. The members of the Board and the officers of the Fund aggregately hold less than 1% of the outstanding voting units.


--------------------------------------------------------------------------------
22   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

CODE OF ETHICS


The Fund, AEFC and IDS Life have adopted codes of ethics that prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund. You can review these codes of ethics and copy them at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. These codes of ethics are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). You also can obtain copies, after paying a duplicating fee, by electronic request at the following address: publicinfo@sec.gov. or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. The Board of Managers, which includes a majority of independent Board members, has reviewed AEFC's proxy voting policies and has delegated the voting of the Fund's proxies of the companies in which the Fund holds investments to AEFC. AEFC has agreed to advise the Board of any changes to the policies. AEFC votes proxies based on the following general guidelines:

o Corporate governance matters -- The guidelines call for support of proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and for votes against proxy proposals that entrench management.

o Changes in capital structure -- The guidelines call for support of amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The guidelines anticipate that thoughtful consideration will be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interests of shareholders. AEFC votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The guidelines anticipate that proxy proposals should address the business interests of the corporation.


Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES


The policy and procedures call for voting proxies of the companies in which the Fund holds investments.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the Board may wish to send a letter to senior management of the company explaining the basis for the vote. This has permitted both the company's management and AEFC to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered or that AEFC believes should be voted differently from the votes cast for similar proposals. In making decisions about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS).


PROXY VOTING RECORD


The proxy voting record is available on a quarterly basis after the end of the quarter for all companies whose shareholder meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 31, 2004 without cost:


o    On the ISS website accessible through www.americanexpress.com/funds

o On a web site maintained by the Securities and Exchange Commission, www.sec.gov

--------------------------------------------------------------------------------
23   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

Other Information

HISTORY

The Fund is an open-end diversified investment company as defined under the 1940 Act. It was organized as a segregated asset account by IDS Life under Minnesota law on May 10, 1968.

IDS Life is a stock life insurance company organized under Minnesota law on Aug. 7, 1957. It conducts a conventional life insurance business in addition to its variable annuity business.

ASSETS OF THE FUND


On Dec. 31, 2003, there were 7,694 outstanding contracts. The assets were $338,440,520.


The Fund holds these assets solely for the variable contract holders. The assets are not used to pay liabilities of any other business of IDS Life.

HEADQUARTERS

The home office of IDS Life is located at 70100 AXP Financial Center in Minneapolis, Minnesota 55474.

OWNERSHIP OF IDS LIFE AND AEFC

All of the capital stock of IDS Life is owned by AEFC. On Jan. 12, 1984, Investors Diversified Services, Inc., of which IDS Life was a wholly owned subsidiary, was merged into a wholly owned subsidiary of American Express Company to form IDS Financial Services Inc. On Jan. 1, 1995, IDS Financial Corporation's name was changed to American Express Financial Corporation, and IDS Financial Services Inc.'s name was changed to American Express Financial Advisors Inc. AEFC serves as investment manager for the Fund. AEFC is an investment adviser for a number of open-end investment companies and for its subsidiaries. AEFC's headquarters is 70100 AXP Financial Center, Minneapolis, Minnesota 55474.

CUSTODIAN


Pursuant to a custodian agreement, the Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474. The custodian is permitted to deposit some or all of the Fund's portfolio securities in central depository systems as allowed by federal law.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.


INSURANCE REGULATION

IDS Life is regulated by the Department of Commerce of the State of Minnesota. From time to time, the department examines the company's liabilities and reserves and certifies their correctness. IDS Life also is subject to insurance laws and regulations of other states where it is licensed to do business.

FINANCIAL STATEMENTS


The Report of Independent Auditors and the Financial Statements, including Notes to Financial Statements and the schedule of investments in securities, contained in the 2003 Annual Report to IDS Life Variable Annuity Fund B contract holders are incorporated in this Prospectus by reference. No other portion of the Annual Report, however, is incorporated by reference.


--------------------------------------------------------------------------------
24   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

In November 2002, we were named in a purported class action entitled John Haritos, et al. v. American Express Financial Advisors, Inc. et al., No. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life as a defendant, but we were dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life. This action alleges that defendants violated the Investment Advisers Act of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. Defendants have moved to dismiss the action and that motion is pending.

We and our subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
25   IDS LIFE VARIABLE ANNUITY FUND B -- PROSPECTUS

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2003 IDS Life Insurance Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities."

/s/ Ernst & Young LLP
---------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS
Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $26,626,709; 2002, $23,209,226)      $27,324,491   $24,052,104
      Common stocks, at fair value (cost: 2003, $19; 2002, $19)                                           120            21
   Mortgage loans on real estate                                                                    3,180,020     3,417,651
   Policy loans                                                                                       578,000       597,144
   Other investments                                                                                  801,871       753,247
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            31,884,502    28,820,167
Cash and cash equivalents                                                                             400,294     4,424,061
Restricted cash                                                                                       834,448            --
Amounts recoverable from reinsurers                                                                   754,514       633,510
Amounts due from brokers                                                                                1,792           501
Other accounts receivable                                                                              68,422        56,245
Accrued investment income                                                                             355,374       296,595
Deferred policy acquisition costs (Note 3)                                                          3,615,179     3,309,094
Other assets                                                                                          253,858       117,788
Separate account assets                                                                            27,774,319    21,980,674
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                      $65,942,702   $59,638,635
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
Fixed annuities                                                                                   $26,376,944   $23,411,314
Universal life-type insurance                                                                       3,569,882     3,515,010
Traditional life insurance                                                                            254,641       247,441
Disability income and long-term care insurance                                                      1,724,204     1,466,171
   Policy claims and other policyholders' funds                                                        67,911        85,400
   Amounts due to brokers                                                                             228,707     3,342,989
   Deferred income taxes, net                                                                         139,814       182,059
   Other liabilities                                                                                  408,444       463,326
   Separate account liabilities                                                                    27,774,319    21,980,674
---------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               60,544,866    54,694,384
---------------------------------------------------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares authorized, issued and outstanding            3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,088,327
   Retained earnings                                                                                3,624,837     3,354,841
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 405,456       497,319
      Net unrealized derivative (losses) gains                                                         (5,845)          764
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 399,611       498,083
---------------------------------------------------------------------------------------------------------------------------
         Total stockholder's equity                                                                 5,397,836     4,944,251
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                        $65,942,702   $59,638,635
===========================================================================================================================

See notes to consolidated financial statements.

                                                           -- 2 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001
REVENUES
Premiums:
   Traditional life insurance                                                       $   64,890     $   60,740    $   59,415
   Disability income and long-term care insurance                                      284,111        273,737       255,428
---------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   349,001        334,477       314,843
Net investment income                                                                1,705,530      1,561,856     1,485,688
Contractholder and policyholder charges                                                530,101        525,708       492,441
Management and other fees                                                              390,516        404,787       473,406
Net realized gain (loss) on investments                                                  4,100         (4,507)     (649,752)
---------------------------------------------------------------------------------------------------------------------------
      Total revenues                                                                 2,979,248      2,822,321     2,116,626
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                                                           38,870         36,850        35,492
   Investment contracts and universal life-type insurance                              202,205        205,147       174,868
   Disability income and long-term care insurance                                       57,339         52,972        44,743
(Decrease) increase in liabilities for future policy benefits:
   Traditional life insurance                                                           (2,401)         2,841         7,167
   Disability income and long-term care insurance                                      142,532        134,605       123,227
Interest credited on investment contracts and universal life-type insurance          1,224,910      1,157,636     1,146,866
Amortization of deferred policy acquisition costs                                      288,276        335,729       375,984
Other insurance and operating expenses                                                 452,978        426,534       397,236
---------------------------------------------------------------------------------------------------------------------------
      Total benefits and expenses                                                    2,404,709      2,352,314     2,305,583
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and cumulative effect
   of accounting change                                                                574,539        470,007      (188,957)
Income tax provision (benefit)                                                          66,945         87,826      (145,222)
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect of accounting change                            507,594        382,181       (43,735)
Cumulative effect of accounting change (net of income tax provision of
   $23,942 for 2003 and income tax benefit of $11,532 for 2001) (Note 1)                44,463             --       (21,416)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                   $  552,057     $  382,181    $  (65,151)
===========================================================================================================================

See notes to consolidated financial statements.

                                                           -- 3 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                 $    552,057   $    382,181   $   (65,151)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax (Note 1)                         (44,463)            --        21,416
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                         (34,490)       (35,345)      (43,687)
      Repayment                                                                         43,596         49,256        54,004
   Change in amounts recoverable from reinsurers                                      (121,004)      (104,344)     (112,686)
   Change in other accounts receivable                                                 (12,177)        (9,896)       (4,025)
   Change in accrued investment income                                                 (64,359)        (5,139)       56,729
   Change in deferred policy acquisition costs, net                                   (300,491)      (277,258)     (175,723)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                   265,233        245,275       223,177
   Change in policy claims and other policyholder's funds                              (17,489)        13,521        19,812
   Deferred income tax (benefit) provision                                             (30,714)       116,995      (246,205)
   Change in other assets and liabilities, net                                         (95,537)        26,309       (24,509)
   Amortization of premium, net                                                        160,862         65,869       108,958
   Net realized (gain) loss on investments                                              (4,100)         4,507       649,752
   Net realized (gain) loss on trading securities                                      (30,400)         2,480            --
   Policyholder and contractholder charges, non-cash                                  (234,098)      (232,725)     (217,496)
   Other, net                                                                           (7,561)        10,651       (92,253)
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                         24,865        252,337       152,113
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Sales                                                                            12,232,235     10,093,228     5,493,141
   Maturities, sinking fund payments and calls                                       4,152,088      3,078,509     2,706,147
   Purchases                                                                       (20,527,995)   (16,287,891)   (9,477,740)
Other investments, excluding policy loans:
   Sales                                                                               668,071        509,588       370,636
   Purchases                                                                          (853,647)      (543,843)     (442,876)
Change in amounts due from brokers                                                      (1,291)        90,293       (75,492)
Change in amounts due to brokers                                                    (3,260,310)     1,602,958     1,293,684
---------------------------------------------------------------------------------------------------------------------------
   Net cash used in investing activities                                            (7,590,849)    (1,457,158)     (132,500)
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           4,267,115      4,638,111     2,088,114
   Interest credited to account balances                                             1,224,910      1,157,636     1,146,866
   Surrenders and other benefits                                                    (2,235,889)    (1,655,631)   (2,810,401)
Universal life-type insurance policy loans:
   Repayment                                                                            85,760         89,346        72,805
   Issuance                                                                            (81,740)       (80,831)      (83,720)
Capital contribution                                                                   282,061        400,000       400,000
Dividends paid                                                                              --        (70,000)           --
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      3,542,217      4,478,631       813,664
---------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                (4,023,767)     3,273,810       833,277
Cash and cash equivalents at beginning of year                                       4,424,061      1,150,251       316,974
---------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                          $    400,294   $  4,424,061   $ 1,150,251
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                              $    103,034   $         --   $        --
   Interest on borrowings                                                         $      2,647   $      7,906   $    23,688
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 1)      $    282,061   $         --   $        --
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                           -- 4 --

IDS LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2001                                   $3,000     $  288,327     $(333,734)    $3,107,811    $3,065,404
Comprehensive income:
   Net loss                                                    --             --            --        (65,151)      (65,151)
   Cumulative effect of adopting SFAS No. 133, net of
      income tax benefit of $626                               --             --        (1,162)            --        (1,162)
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($20,191)
      and income tax benefit of $6,064                         --             --       (11,262)            --       (11,262)
   Reclassification adjustment for losses on
      Available-for-Sale securities included in net
      loss, net of income tax benefit of $228,003              --             --       423,434             --       423,434
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,038                                                --             --         7,499             --         7,499
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                       353,358
Capital contribution                                           --        400,000            --             --       400,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        688,327        84,775      3,042,660     3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($75,351) and income
      tax provision of ($228,502)                              --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                       795,489
Cash dividends                                                 --             --            --        (70,000)      (70,000)
Capital contribution                                           --        400,000            --             --       400,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
   Net income                                                  --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit
      of $3,663                                                --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                       453,585
Non-cash dividend of AEC to AEFC (Note 1)                      --             --            --       (282,061)     (282,061)
Capital contribution                                           --        282,061            --             --       282,061
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000     $1,370,388     $ 399,611     $3,624,837    $5,397,836
===========================================================================================================================

See notes to consolidated financial statements.

                                                           -- 5 --

IDS LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota whose products are primarily distributed through branded financial advisors. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products exclusively through the American Express Financial Advisors Inc.'s (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned subsidiaries that distribute their products through various distribution channels. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of IDS Life Insurance Company and serves New York State residents. IDS Life of New York distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. IDS Life Insurance Company also wholly owns American Enterprise Life Insurance Company, which issues fixed and variable annuity contracts for sale through insurance agencies and broker-dealers who may also be associated with financial institutions, such as banks. American Centurion Life Assurance Company is a wholly owned subsidiary that offers fixed and variable annuities to American Express(R) Cardmembers and others in New York and through insurance agencies and broker-dealers who may also be associated with financial institutions, such as banks, in New York. American Partners Life Insurance Company is a wholly owned subsidiary that offers fixed and variable annuities to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also wholly owns IDS REO 1, LLC and IDS REO II, LLC. At December 31, 2003, these two subsidiaries held real estate and mortgage loans on real estate. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these consolidated financial statements and notes thereto.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation ("AEC"). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage(R) Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short- term securities.

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 5. Certain prior year amounts have been reclassified to conform to the current year's presentation.

                                     -- 6 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

As of December 31, 2003, pursuant to IDS Life's adoption of Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46), IDS Life consolidates all variable interest entities for which it is considered to be the primary beneficiary. In addition, IDS Life generally consolidates all entities in which it holds a greater than 50% interest, except for immaterial seed money investments in mutual and hedge funds. Entities in which IDS Life holds a greater than 20% but less than 50% equity interest are accounted for under the equity method. All other investments are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of IDS Life's rated collateralized debt obligations (CDOs) described in "Recently issued accounting standards" section below. Other entities are evaluated using the control, risk and reward criteria as outlined under GAAP in determining whether to consolidate other entities where IDS Life has an interest, is the sponsor or transferor. See "Recently issued accounting standards" section below for further information regarding IDS Life's December 31, 2003 adoption of FIN 46.

REVENUE RECOGNITION

PREMIUM REVENUES

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate, policy loans and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force
(EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" or EITF Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes" depending upon the instrument.

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities, universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities, universal and variable universal life insurance are recognized as revenue when collected.

MANAGEMENT AND OTHER FEES

Management and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                     -- 7 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery.

Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default, or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized loss on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, default and recovery rates of the underlying investments and, as such, are subject to change. IDS Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage-backed securities. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

INVESTMENTS -- POLICY LOANS

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

INVESTMENT -- OTHER INVESTMENTS

Included in other investments are affordable housing investments, trading securities, syndicated loans and real estate. Affordable housing investments are carried at amortized cost as IDS Life has no influence over the operating or financial policies of the general partner. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within Net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

CASH AND CASH EQUIVALENTS

IDS Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of the interest margins associated with the products.

                                    -- 8 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

For insurance and annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of IDS Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002, and 2001 were $31.5 million, $37.4 million, and $16.2 million respectively. IDS Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, IDS Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See "Recently issued accounting standards" section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for reported and unpaid life insurance claims are equal to the death benefits payable. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued. Liabilities for incurred but not reported claims are estimated based on periodic analysis of the actual reported claim lag. Where applicable, amounts recoverable from reinsurers are separately recorded as receivables. For life insurance, no claim adjustment expense reserve is held. The claim adjustment expense reserves for disability income and long-term care are based on the claim reserves.

Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 9.5%, depending on year of issue, with an average rate of approximately 6.3%.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables, with modifications based on IDS Life's experience. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on level term and cash value plans generally anticipated to be better than persistency on yearly renewable term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income policy reserves are 7.5% at policy issue and grade to 5% over 5 years. Anticipated interest rates for long-term care policy reserves are currently 5.9% grading up to 8.9% over 30 years.

                                     -- 9 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%, with an average rate of approximately 5.7%. IDS Life issues only non-participating life insurance contracts and does not issue short-duration life insurance policies.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any policy insuring a joint-life combination. IDS Life generally retains 10% of the mortality risk on new life insurance policies. Risk not retained is reinsured with other life insurance companies. Risk on universal life and variable universal life policies is reinsured on a yearly renewable term basis. Risk on term insurance and long-term care policies is reinsured on a coinsurance basis. IDS Life retains all accidental death benefit, disability income and waiver of premium risk.

FEDERAL INCOME TAXES

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through the year ended December 31, 2003, IDS Life received fees related to the proprietary mutual funds used as investment options for variable annuities and variable life insurance directly from the separate accounts. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, IDS Life receives fund administrative services fees for the fund management services, other than investment management services, IDS Life provides these proprietary mutual funds. Prior to this change, IDS Life received management fees from the funds. IDS Life receives mortality and expense risk fees directly from the separate accounts.

IDS Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rate at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the current level, less outstanding loans, regardless of investment performance so long as the policy owner pays the contractual premium requirements for the death benefit guarantee provision.

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued FIN 46, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. An entity is subject to consolidation according to the provisions of FIN 46, if, by design, either (i) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or, (ii) as a group, the holders of the equity investment at risk lack: (a) direct or indirect ability to make decisions about an entity's activities; (b) the obligation to absorb the expected losses of the entity if they occur; or (c) the right to receive the expected residual returns of the entity if they occur. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary which means that it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

                                    -- 10 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts
(SLTs), which are managed by an affiliate and partially owned by IDS Life. The three SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by IDS Life. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as IDS Life's CDO-related securitization trust established in 2001. That trust contains a majority of IDS Life's rated CDOs whose retained interest in the trust had a carrying value of $518.0 million at December 31, 2003, of which $381.7 million is considered investment grade. In addition, FIN 46 did not impact the accounting for an additional $24 million in rated CDO tranches, which are managed by third parties, $5 million of CDO residual tranches managed by an affiliate and $0.3 million of affordable housing investments as IDS Life is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in these entities is represented by the carrying values.

The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). In addition, the consolidation of these VIEs resulted in the elimination of IDS Life's investment in the applicable VIEs, which was $673 million for the three SLTs. IDS Life consolidated new assets of $907 million. The newly consolidated assets consist of $834 million of cash and $73 million of derivatives, essentially all of which are restricted. The effect of consolidating these assets on IDS Life's balance sheet was offset by IDS Life's previously recorded carrying values of its investments in the three SLTs, which totaled $673 million and $166 million of newly consolidated liabilities.

The initial gain related to the application of FIN 46 for the three SLTs had no cash flow effect on IDS Life. To the extent losses are incurred on the three SLTs, charges could be incurred that may or may not be reversed. Taken together over the lives of the structures through their maturity, IDS Life's maximum cumulative exposure to pretax loss as a result of its investment in the three SLTs is represented by the carrying value prior to adoption of FIN 46, which was $673 million for the three SLTs, as well as the $68.4 million pretax non-cash gain recorded upon consolidation of the SLTs.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on IDS Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). IDS Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by IDS Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in IDS Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." IDS Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affected CDOs. Adoption of the consensus resulted in a cumulative after-tax effect of accounting change that reduced 2001 net income by $21.4 million, net of tax.

Effective January 1, 2001, IDS Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in cumulative after-tax reductions to other comprehensive income of $1.2 million. The cumulative impact to earnings was not significant.

                                    -- 11 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate bonds and obligations                                   $12,746,966      $568,866      $ (63,059)  $13,252,773
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments                                                593,094         1,784        (47,767)      547,111
   U.S. Government agency obligations                                    235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,626,709       891,803       (194,021)   27,324,491
   Common stocks                                                              19           101             --           120
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities and equity securities                         $26,626,728      $891,904      $(194,021)  $27,324,611
===========================================================================================================================

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED      FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES       VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate bonds and obligations                                   $ 8,137,626    $  509,870      $(112,540)  $ 8,534,956
   Mortgage and other asset-backed securities                         12,145,797       393,342        (10,067)   12,529,072
   Foreign corporate bonds and obligations                             1,476,670       101,190         (3,805)    1,574,055
   Structured investments                                              1,306,245         2,112        (59,101)    1,249,256
   U.S. Government agency obligations                                     84,075        12,015           (687)       95,403
   State and municipal obligations                                        29,202         2,522             --        31,724
   Foreign government bonds and obligations                               29,611         8,027             --        37,638
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                23,209,226     1,029,078       (186,200)   24,052,104
   Common stocks                                                              19             2             --            21
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturities and equity securities                         $23,209,245    $1,029,080      $(186,200)  $24,052,125
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                                      LESS THAN 12 MONTHS        12 MONTHS OR MORE            TOTAL
                                                     FAIR       UNREALIZED       FAIR     UNREALIZED    FAIR      UNREALIZED
(THOUSANDS)                                          VALUE        LOSSES         VALUE      LOSSES      VALUE       LOSSES
---------------------------------------------------------------------------------------------------------------------------
Description of securities:
   Corporate bonds and obligations                $3,145,975   $ (59,691)      $40,125    $(3,368)   $3,186,100  $ (63,059)
   Mortgage and other asset-backed securities      4,154,632     (54,524)          144        (11)    4,154,776    (54,535)
   Foreign corporate bonds and obligations           740,943     (24,923)           --         --       740,943    (24,923)
   U.S. Government and agencies obligations            8,250         (20)           --         --         8,250        (20)
   State and municipal obligations                    61,926      (3,100)           --         --        61,926     (3,100)
   Foreign government bonds and obligations            8,242        (617)           --         --         8,242       (617)
   Other                                                  --          --             3         (1)            3         (1)
---------------------------------------------------------------------------------------------------------------------------
Total                                             $8,119,968   $(142,875)      $40,272    $(3,380)   $8,160,240  $(146,255)
===========================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $47.8 MILLION.

Approximately 751 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See "Investments -- Fixed maturity and equity securities" section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary.

                                    -- 12 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                    AMORTIZED            FAIR
(THOUSANDS)                                           COST               VALUE
--------------------------------------------------------------------------------
Due within one year                                $   329,607       $   337,004
Due from one to five years                           3,682,678         3,904,191
Due from five to ten years                          10,287,297        10,627,059
Due in more than ten years                           2,139,704         2,156,670
Mortgage and other asset-backed securities          10,187,423        10,299,567
--------------------------------------------------------------------------------
   Total                                           $26,626,709       $27,324,491
================================================================================

The timing of actual receipts may differ from contractual maturities because issuers may have the right to call or prepay obligations.

At December 31, 2002, fixed maturity securities comprised approximately 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.6 billion of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     41%           53%
AA                                                       2             1
A                                                       21            14
BBB                                                     27            25
Below investment grade                                   9             7
----------------------------------------------------------------------------
   Total                                               100%          100%
============================================================================

At December 31, 2003, approximately 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                 2003           2002           2001
-------------------------------------------------------------------------------
Sales                                  $12,232,235    $10,093,228    $5,493,141
Maturities                             $ 4,152,088    $ 3,078,509    $2,706,147
Purchases                              $20,527,995    $16,287,891    $9,477,740
-------------------------------------------------------------------------------

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $255.3 million, $297.5 million and $116.6 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized (losses) on sales of Available-for-Sale securities were approximately ($135.5 million), ($137.4 million) and ($390.7 million) for the same periods. IDS Life also recognized (losses) of approximately ($102.6 million), ($144.1 million) and ($348.7 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, IDS Life recognized pretax losses of $828.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with IDS Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments, and to adopt EITF Issue No. 99-20. Of the total charge of $828.2 million, approximately $624.0 million of these losses are included in net realized losses on investments and $171.3 million are included in net investment income, with the remaining losses recorded as a cumulative effect of accounting change.

Also during 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $585.8 million. As of December 31, 2003, the retained interests had a carrying value of $518.0 million, of which $381.7 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

                                    -- 13 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholders' equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                               2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains, net of deferred policy acquisition costs                      $(79,470)      $424,360      $(11,262)
Reclassification for realized securities losses (gains)                                (11,225)       (10,484)      423,434
---------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
   comprehensive income                                                               $(90,695)      $413,876      $412,172
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $16.3 million and $14.5 million, respectively, were on deposit with various states as required by law.

Pursuant to adoption of SFAS No. 133, IDS Life reclassified all Held-to-Maturity securities with a carrying value of $6.5 billion and net unrealized gains of $8.2 million to Available-for-Sale as of January 1, 2001.

MORTGAGE LOANS ON REAL ESTATE AND SYNDICATED LOANS

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(THOUSANDS)                                              2003          2002
----------------------------------------------------------------------------
Mortgage loans on real estate                       $3,227,217    $3,461,963
Mortgage loans on real estate reserves                 (47,197)      (44,312)
----------------------------------------------------------------------------
Net mortgage loans                                  $3,180,020    $3,417,651
============================================================================

Syndicated loans                                      $140,792      $111,574
Syndicated loans reserves                               (3,000)       (1,000)
----------------------------------------------------------------------------
Net syndicated loans                                  $137,792      $110,574
============================================================================

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.1 million and $33.1 million, with a reserve of $2.9 million and $9.1 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $26.0 million and $36.6 million, respectively. IDS Life recognized $0.8 million, $1.1 million and $1.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                              2003           2002          2001
---------------------------------------------------------------------------
Balance, January 1                     $44,312        $28,173       $11,489
Provision for mortgage loan losses      11,687         23,514        19,934
Foreclosures, write-offs and other      (8,802)        (7,375)       (3,250)
---------------------------------------------------------------------------
Balance, December 31                   $47,197        $44,312       $28,173
===========================================================================

                                    -- 14 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                              DECEMBER 31, 2003                          DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE    FUNDING                      ON BALANCE       FUNDING
REGION                                                     SHEET     COMMITMENTS                      SHEET       COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------
East North Central                                     $  578,855     $ 6,575                      $  615,886        $   --
West North Central                                        490,119       8,115                         493,310        25,500
South Atlantic                                            662,121       1,350                         765,443         2,800
Middle Atlantic                                           294,333       4,800                         321,699        19,100
New England                                               197,338      11,474                         228,400         5,800
Pacific                                                   342,214      13,900                         355,622         5,250
West South Central                                        191,886       8,800                         211,285         1,000
East South Central                                         71,566         800                          63,859            --
Mountain                                                  398,785       2,700                         406,459            --
---------------------------------------------------------------------------------------------------------------------------
                                                        3,227,217      58,514                       3,461,963        59,450
Less reserves for losses                                  (47,197)         --                         (44,312)           --
---------------------------------------------------------------------------------------------------------------------------
   Total                                               $3,180,020     $58,514                      $3,417,651       $59,450
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                               DECEMBER 31, 2003                          DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE    FUNDING                      ON BALANCE       FUNDING
PROPERTY TYPE                                              SHEET     COMMITMENTS                      SHEET       COMMITMENTS
---------------------------------------------------------------------------------------------------------------------------
Department/retail stores                               $  868,079     $18,444                      $  998,234       $20,722
Apartments                                                560,753      21,600                         622,185            --
Office buildings                                        1,136,034      10,805                       1,178,934        25,628
Industrial buildings                                      355,497       4,265                         344,604        13,100
Hotels/motels                                             111,230       1,000                         103,034            --
Medical buildings                                          70,934          --                          96,689            --
Nursing/retirement homes                                   27,253          --                          35,873            --
Mixed use                                                  60,124          --                          54,512            --
Other                                                      37,313       2,400                          27,898            --
---------------------------------------------------------------------------------------------------------------------------
                                                        3,227,217      58,514                       3,461,963        59,450
Less reserves for losses                                  (47,197)         --                         (44,312)           --
---------------------------------------------------------------------------------------------------------------------------
   Total                                               $3,180,020     $58,514                      $3,417,651       $59,450
===========================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                          $1,423,560     $1,331,547    $1,276,966
Income on mortgage loans on real estate                                                247,001        274,524       290,608
Other                                                                                   64,328        (15,642)      (41,927)
---------------------------------------------------------------------------------------------------------------------------
                                                                                     1,734,889      1,590,429     1,525,647
Less investment expenses                                                                29,359         28,573        39,959
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,705,530     $1,561,856    $1,485,688
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                               2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $17,271       $ 16,129     $(622,897)
Mortgage loans on real estate                                                           (3,437)       (15,586)      (17,834)
Other                                                                                   (9,734)        (5,050)       (9,021)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $ 4,100       $ (4,507)    $(649,752)
===========================================================================================================================

                                                           -- 15 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                          $3,309,094     $3,107,187    $2,951,655
Capitalization of expenses                                                             588,767        612,987       551,707
Amortization                                                                          (288,276)      (335,729)     (375,984)
Change in unrealized investment gains and losses                                         5,594        (75,351)      (20,191)
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                $3,615,179     $3,309,094    $3,107,187
===========================================================================================================================

4. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax provision (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                              2003           2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ 91,862       $(30,647)   $   88,121
   Deferred                                                                            (30,714)       116,995      (234,673)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        61,148         86,348      (146,552)
State income taxes-current                                                               5,797          1,478         1,330
---------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before cumulative effect of accounting change          $ 66,945       $ 87,826     $(145,222)
===========================================================================================================================

Income tax provision (benefit) before the cumulative effect of accounting change differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2003                         2002                         2001
(DOLLARS IN THOUSANDS)                       PROVISION    RATE            PROVISION    RATE            PROVISION    RATE
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the
   statutory rate                           $201,089       35.0%         $164,502        35.0%        $ (66,136)     (35.0)%
Tax-exempt interest and dividend income      (61,070)     (10.6)           (5,260)       (1.1)           (4,663)      (2.5)
State taxes, net of federal benefit            3,768        0.7               961         0.2               865        0.4
Affordable housing credits                   (73,500)     (12.8)          (70,000)      (14.9)          (73,200)     (38.7)
Other, net                                    (3,342)      (0.6)           (2,377)       (0.5)           (2,088)      (1.1)
---------------------------------------------------------------------------------------------------------------------------

Total income taxes                          $ 66,945       11.7%         $ 87,826        18.7%        $(145,222)     (76.9)%
===========================================================================================================================

IDS Life's 2003 income tax provision reflects a $41.3 million reduction in tax expense due to adjustments related to the finalization to the 2002 tax return filed during the third quarter of 2003 and the publication of favorable technical guidance related to the taxation of dividend income.

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account". At December 31, 2003, IDS Life had a policyholders' surplus account balance of $20.1 million. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if IDS Life is liquidated. Deferred income taxes of $7.0 million have not been established because no distributions of such amounts are contemplated.

                                    -- 16 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of IDS Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                 2003          2002
-------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                      $  798,508   $  683,144
   Other investments                                       300,888      319,829
   Other                                                    30,376       29,789
-------------------------------------------------------------------------------
Total deferred income tax assets                         1,129,772    1,032,762
Deferred income tax liabilities:
   Deferred policy acquisition costs                     1,004,942      929,751
   Net unrealized gain -- Available-for-Sale securities    218,322      267,113
   Other                                                    46,322       17,957
-------------------------------------------------------------------------------
Total deferred income tax liabilities                    1,269,586    1,214,821
-------------------------------------------------------------------------------
Net deferred income tax liability                       $ (139,814)  $ (182,059)
===============================================================================

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to AEFC are limited to IDS Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life's statutory unassigned surplus aggregated $1.4 billion and $1.3 billion as of December 31, 2003 and 2002, respectively. In addition, any dividend distributions in 2004 in excess of $280.5 million would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                  2003           2002          2001
-------------------------------------------------------------------------------
Statutory net income (loss)              $  432,063    $  159,794    $ (317,973)
Statutory capital and surplus             2,804,593     2,408,379     1,947,350
-------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The domiciliary states of IDS Life Insurance Company and its four life insurance company subsidiaries adopted the provisions of the revised manual, with the exception of certain provisions not adopted by its subsidiaries organized in the state of New York. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that IDS Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $40.0 million to IDS Life's statutory-basis capital and surplus as of January 1, 2001. Effective January 1, 2002 IDS Life's subsidiaries organized in the state of New York adopted additional provisions of the manual which resulted in an increase of $5.6 million to IDS Life's statutory-basis capital and surplus as of January 1, 2002.

6. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2003 and 2002. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments. Interest income on related party loans totaled $nil in 2003, 2002 and 2001.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. During the fourth quarter of 2003, $14.1 million was received by IDS Life under this arrangement.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.3 million in 2003, 2002 and 2001.

                                    -- 17 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2003, 2002 and 2001 were $2.2 million, $1.4 million, and $0.7 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2003, 2002 and 2001 was $2.1 million, $1.8 million, and $1.0 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $549.2 million, $526.1 million, and $505.5 million for 2003, 2002 and 2001, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

Included in other liabilities at December 31, 2003 and 2002 are $64.4 million and $55.6 million, respectively, payable to AEFC for federal income taxes.

7. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $200 million ($100 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2003 and 2002.

8. COMMITMENTS AND CONTINGENCIES

At December 31, 2003, 2002 and 2001, traditional life and universal life-type insurance in force aggregated $131.1 billion, $119.2 billion, and $108.3 billion, respectively, of which $53.8 billion, $38.0 billion, and $26.0 billion was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $144.7 million, $129.3 million, and $114.5 million and reinsurance recovered from reinsurers amounted to $60.3 million, $60.6 million, and $43.4 million, for the years ended December 31, 2003, 2002 and 2001, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders.

At December 31, 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life Insurance Company and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

IDS Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings caused by interest rate and equity market volatility. IDS Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged.

                                    -- 18 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. IDS Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. IDS Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. IDS Life currently has derivatives that are considered cash flows hedges and also has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For derivative instruments that are designated and qualify as a cash flow hedge, the portion of the gain or loss on the derivative instrument effective at offsetting changes in the hedged item is reported as a component of other comprehensive income (loss) and reclassified into earnings when the hedged transaction affects earnings. Any ineffective portion of the gain or loss on the derivative instrument is recognized currently in earnings. For derivative instruments not designated as hedging instruments, the gain or loss is recognized currently in earnings.

For the years ended December 31, 2003, 2002 and 2001, there were no significant gains or losses on derivative transactions or portions thereof that were ineffective as hedges, excluded from the assessment of hedge effectiveness or reclassified into earnings as a result of the discontinuance of cash flow hedges.

CASH FLOW HEDGES

IDS Life uses interest rate swaptions to manage interest crediting rates related to IDS Life's fixed annuity business. IDS Life uses interest rate swaptions to hedge the risk of increasing interest rates. The fair values of the interest rate swaptions are included in other assets in the Consolidated Balance Sheets.

No amounts were reclassified out of accumulated other comprehensive income and into earnings during 2003, 2002 or 2001, as IDS Life entered into the interest rate swaptions in late-2003. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months as the hedge period covered by the interest rate swaptions begins in 2007. The impacts of the interest rate swaptions will be recognized in earnings at the same time that IDS Life realizes the impacts of increased interest crediting rates. In the event that cash flow hedge accounting is no longer applied as the derivative is de-designated as a hedge by IDS Life, the hedge is not considered to be highly effective, or the forecasted transaction being hedged is no longer likely to occur, the reclassification from accumulated other comprehensive income into earnings may be accelerated and all future market value fluctuations will be reflected in income. There were no cash flow hedges for which hedge accounting was terminated for these reasons during 2003, 2002 or 2001.

Currently, the longest period of time over which IDS Life is hedging exposure to the variability in future cash flows is 15 years.

DERIVATIVES NOT DESIGNATED AS HEDGES

IDS Life enters into interest rate swaps, caps and floors to manage IDS Life's interest rate risk and options and futures to manage equity-based risk. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. Interest rate caps, swaps and floors are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. No interest rate swaps or floors were outstanding as of December 31, 2003. The interest rate caps expired in January 2003. The fair value of the interest rate caps is included in other assets. Changes in the value of the interest rate caps are included in other insurance and operating expenses.

A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels.

The equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS No. 133. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product will positively or negatively impact reported earnings.

                                    -- 19 --

IDS LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The purchased and written options are carried at fair value and included in other assets and other liabilities, respectively. The fair value of the embedded options are included in future policy benefits for fixed annuities. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The purchased and written options expire on various dates through 2009.

IDS Life also purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk. The futures contracts mature in 2003.

Index options may be used to manage the equity market risk related to the fee income that IDS Life receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, IDS Life's fee income could be impacted significantly by fluctuations in the equity market. There are no index options outstanding as of December 31, 2003 related to this strategy.

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

IDS Life discloses fair value information for financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                               2003                               2002
(THOUSANDS)                                          CARRYING            FAIR           CARRYING            FAIR
FINANCIAL ASSETS                                      VALUE              VALUE            VALUE             VALUE
--------------------------------------------------------------------------------------------------------------------
Fixed maturities                                   $27,324,491       $27,324,491      $24,052,104       $24,052,104
Common stocks                                      $       120       $       120      $        21       $        21
Mortgage loans on real estate                      $ 3,180,020       $ 3,477,868      $ 3,417,651       $ 3,815,362
Cash and cash equivalents                          $ 1,234,742       $ 1,234,742      $ 4,424,061       $ 4,424,061
Other investments                                  $   137,792       $   141,179      $   110,574       $   108,813
Derivatives                                        $   163,237       $   163,237      $    24,016       $    24,016
Separate account assets                            $27,774,319       $27,774,319      $21,980,674       $21,980,674
--------------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Future policy benefits for fixed annuities         $24,873,303       $24,113,440      $21,911,497       $21,282,750
Derivatives                                        $     2,563       $     2,563      $     9,099       $     9,099
Separate account liabilities                       $24,281,415       $23,320,423      $19,391,316       $18,539,425
--------------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1.4 billion and $1.4 billion, respectively, and policy loans of $55.8 million and $67.5 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3.5 billion and $2.6 billion, respectively.

                                    -- 20 --

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919


                                                                 S-6165 P (4/04)

                           PART II. OTHER INFORMATION

Item 1. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

     Financial statements included in the prospectus, Part I:

     IDS Life Insurance Company:

          Report of Independent Auditors dated Jan. 26, 2004.

          Consolidated  Balance Sheets as of Dec. 31, 2003 and 2002.

          Consolidated Statements of Operations for the years ended Dec. 31, 2003, 2002 and 2001.

          Consolidated Statements of Cash Flows for the years ended Dec. 31, 2003, 2002 and 2001.

          Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2003.

          Notes to Consolidated Financial Statements.

(b)  Exhibits

1. Resolution of the Executive Committee of the Board of Directors of Investors Syndicate Life Insurance and Annuity Company dated May 10, 1968, filed as Exhibit 1 to Registrant's Registration Statement No. 2-29358 filed on June 14, 1968, and refiled electronically April 27, 1994 as Exhibit 1 with Post-Effective Amendment No. 55, is incorporated herein by reference.

2. Amended and Restated Regulations of IDS Life Variable Annuity Fund B, dated June 22, 1979, filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-29358 filed on December 27, 1979, and refiled electronically on April 11, 1995 are incorporated herein by reference.

3.        Not applicable.

4. Contracts filed as Exhibit 4 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-29358 filed on December 27, 1979, are incorporated herein by reference.

5. Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated December 1, 2002, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 65 to Registration Statement No. 2-47430/2-29358 filed on or about April 29, 2003, is incorporated herein by reference.

6. Distribution and Services Agreement between Registrant and IDS Life Insurance Company, dated January 12, 1984, filed as Exhibit 6 to Registrant's Post-Effective Amendment No. 43, and refiled electronically April 27, 1994 as Exhibit 6 with Post-Effective Amendment No. 55 to Registration Statement No. 2-29358, is incorporated herein by reference.

7.        None.

8.(a) Custodian Agreement between IDS Life Variable Annuity Funds A and B and IDS Bank and Trust, dated July 12, 1990, filed as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-29358, filed April 15, 1991, and refiled electronically April 27, 1994 as Exhibit 8(a) with Post-Effective Amendment No. 55, is incorporated herein by reference.

8.(b) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

8.(c) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated herein by reference.

8.(d) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated herein by reference.

8.(e) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated herein by reference.

8.(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated herein by reference.

9.        Not applicable.

10. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

11.       Consent of Independent Auditors is filed electronically herewith.

12. through 15:  Not applicable.

16.(a) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically as Exhibit 16(a) to Post-Effective Amendment No. 64 to Registration Statement No. 2-47430, is incorporated herein by reference.

16.(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2, 2004, filed electronically on or about January 12, 2004 as Exhibit (p)(2) to AXP Discovery Series, Inc. Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated herein by reference.

17.(a)    IDS Life Variable  Annuity Fund B Power of Attorney to sign Amendments
          to  this  Registration   Statement, dated  April  25,  2001, filed
          electronically as Exhibit 17(a) to Post-Effective Amendment No. 64 to Registration Statement No. 2-47430, is incorporated herein by reference.

17.(b) IDS Life Variable Annuity Fund B Power of Attorney to sign Amendments to this Registration Statement, dated April 22, 2002, filed electronically as Exhibit 17(b) to Post-Effective Amendment No. 64 to Registration Statement No. 2-47430, is incorporated herein by reference.

17.(c) IDS Life Variable Annuity Fund B Power of Attorney to sign Amendments to this Registration Statement, dated April 16, 2003, filed electronically as Exhibit 17(c) to Post-Effective Amendment No. 65 to Registration Statement No. 2-47430/2-29358 filed on or about April 29, 2003, is incorporated herein by reference.

17.(d) IDS Life Insurance Company Power of Attorney to sign Amendments to this Registration Statement, dated April 15, 2004, is filed electronically herewith.

Item 2.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Both the Registrant and IDS Life Variable Annuity Fund A are separate accounts of IDS Life Insurance Company. Consequently, the securities and funds of the Registrant and Fund A are technically those of IDS Life, even though the securities and funds of the two Funds are maintained as separate accounts under Minnesota Law pursuant to a safekeeping agreement with American Express Trust Company. As separate accounts, Minnesota Law provides that the assets of the Funds are not chargeable with liabilities arising out of any other business of IDS Life and are held for the exclusive benefit of owners of variable annuity contracts based on the Funds.

Item 3.           NUMBER OF HOLDERS OF SECURITIES

                                                    Number of Record Holders
                  Title of Class                      as of March 31, 2004
                  --------------                      --------------------
                  Variable Annuities                        7,464

Item 4.  INDEMNIFICATION

     The Regulations of the Registrant provide that each member of the Board of Managers and each Officer of the Fund shall be indemnified by IDS Life, of which the Fund is a separate account, for reasonable costs and expenses actually and necessarily incurred in defense of any action, suit or proceedings where the defendant is a party by reason of being a Manager or Officer. No indemnification will be forthcoming in the event of an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard by the Officer or Manager of the duties of his office.

In the absence of an adjudication expressly absolving the Officer or Manager of the afore-detailed wrongful conduct, indemnification may still be advanced should 2/3 of the members of the Board of Directors of IDS Life who were not involved in the processing resolve there was no instance of such wrongful conduct. In the instance of such a resolution, the indemnification claim still must be found to be reasonable in amount and proper in presentation by independent counsel of IDS Life. Should any proceeding be settled, indemnification shall not exceed the costs, fees and expenses which would have been incurred had the proceeding been litigated. The payment of indemnification by IDS Life will not prevent a variable contract holder from challenging the payment by appropriate legal action on the basis that the payment was improper because of willful misfeasance, bad faith, gross negligence or reckless disregard by an Officer or Manager of his duties.

The amended and restated By-Laws of Registrant's investment manager and principal underwriter, IDS Life, provide that IDS Life will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of IDS Life or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than IDS Life, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of IDS Life, or (ii) is or was serving, at IDS Life's request, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against IDS Life or one of its directors or officers, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by IDS Life's Board of Directors. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until IDS Life has consented to such settlement or compromise.

IDS Life may, from time to time, with the approval of its Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any of its employees or agents or to any person serving at its request as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses IDS Life's directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of IDS Life or the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 5.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director and Executive
                                Insurance Company                                         Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 AXP Financial Center    Director and President
                                Insurance Company            Minneapolis MN  55474

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management Group
and Asset Management Group
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Manager
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Chief Client
Vice President - Plan Sponsor   Advisors Inc.                                             Service Officer
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555
                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Vice President-Insurance
                                Insurance Company                                         Products

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Arthur H. Berman                American Enterprise Life                                  Director, Vice President - Finance
Senior Vice President and       Insurance Company
Chief Financial Officer
                                American Express                                          Senior Vice President and
                                Financial Advisors Inc.                                   Chief Financial Officer

                                American Express                                          Director
                                Trust Company

                                American Partners Life                                    Director, Vice President - Finance
                                Insurance Company

                                IDS Life Insurance                                        Director, Executive Vice
                                Company                                                   President - Finance

Walter S. Berman                Advisory Capital Partners LLC                             Treasurer
Director, Senior Vice President
and Treasurer                   Advisory Capital Strategies                               Treasurer
                                Group Inc.

                                Advisory Convertible Arbitrage LLC                        Treasurer

                                Advisory Quantitative                                     Treasurer
                                Equity (General Partner) LLC

                                Advisory Select LLC                                       Treasurer

                                American Centurion Life                                   Vice President and Treasurer
                                Assurance Company

                                American Enterprise Life                                  Treasurer
                                Insurance Company

                                American Enterprise REO 1, LLC                            Treasurer

                                American Express Asset Management                         Treasurer
                                Group, Inc.

                                American Express Asset Management                         Treasurer
                                International, Inc.

                                American Express                                          Director and Treasurer
                                Certificate Company

                                American Express Client                                   Treasurer
                                Service Corporation

                                American Express Corporation                              Treasurer

                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.

                                American Express Financial                                Vice President and Treasurer
                                Advisors Japan Inc.

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Maryland, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Pennsylvania, Inc.

                                American Partners Life                                    Vice President and Treasurer
                                Insurance Company

                                AMEX Assurance Company                                    Treasurer

                                Boston Equity General                                     Treasurer
                                Partner LLC

                                IDS Cable Corporation                                     Treasurer

                                IDS Cable II Corporation                                  Treasurer

                                IDS Capital Holdings Inc.                                 Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer
                                of New York

                                IDS Management Corporation                                Treasurer

                                IDS Partnership Services                                  Treasurer
                                Corporation

                                IDS Property Casualty                                     Treasurer
                                Insurance Company

                                IDS Realty Corporation                                    Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and Treasurer
                                Development Corp.

                                Kenwood Capital                                           Treasurer
                                Management LLC

Robert C. Bloomer               American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

Leslie H. Bodell                American Express                                          Vice President - Technologies I
Vice President -                Financial Advisors Inc.
Technologies I

Kenneth I. Chenault
Director


Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - RL HR/US Retail
Vice President - Retail         Advisors Inc.
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman of the Board,
Director, Chairman of           Advisors Inc.                                             President and Chief Executive Officer
the Board, President and
Chief Executive Officer         Threadneedle Asset                                        Chairman of the Board
                                Management Holdings LTD

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President - Employee
Vice President - Employee       Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning Services
Education & Planning
Services

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Senior         Management Group Inc.                                     Growth Spectrum
Portfolio Manager I
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager I

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Clearing
Vice President - Brokerage      Financial Advisors Inc.                                   Operations
Clearing Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting
                                IDS Life Series, Inc.                                     Chief Financial Officer

                                IDS Life Variable Annuity                                 Chief Financial Officer
                                Funds A & B

Barbara H. Fraser               American Express Financial                                Executive Vice President - AEFA Products
Executive Vice                  Advisors Inc.                                             and Corporate Marketing
President - Chief
Marketing Officer

Peter A. Gallus                 American Express Financial                                Vice President - CAO - AEFA
Vice President - Investment     Advisors Inc.                                             Investment Management
Administration
                                American Express Asset                                    Assistant Treasurer
                                Management Group, Inc.

                                American Express Asset                                    Assistant Treasurer
                                Management International, Inc.

                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice President -         Advisors Inc.                                             President - Field Management
National Implementation
and Field Force Growth

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Investment                                                               Investments
Administration Officer
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Investment
                                Advisors Inc.                                             Administration Officer

                                American Partners Life       1751 AXP Financial Center    Vice President - Investments
                                Insurance Company            Minneapolis, MN  55474

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments

                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President -  U.S.
Senior Vice President -         Advisors Inc.                                             Advisor Group
U.S. Advisor Group

Henry Heitman                   American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             Product Development
Product Development

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director, Vice President - Third
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555        Party Distribution
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director and President
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director and Vice President -
                                of New York                  P.O. Box 5555                Third Party Distribution
                                                             Albany, NY  12205-0555

Debra A. Hutchinson             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

                                American Express Insurance                                Director, Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Texas Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Wyoming Inc.

Nancy E. Jones                  American Express Financial                                Vice President - Advisor
Vice President - Advisor        Advisors Inc.                                             Marketing
Marketing

William A. Jones                American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services
Distribution Services

Michelle M. Keeley              AMEX Assurance Company                                    Vice President-Investments
Senior Vice President -
Fixed Income                    American Centurion Life                                   Vice President-Investments
                                Assurance Company

                                American Enterprise Life                                  Vice President-Investments
                                Insurance Company

                                American Express                                          Director and Senior Vice President -
                                Asset Management                                          Fixed Income
                                Group, Inc.

                                American Express                                          Vice President-Investments
                                Certificate Company

                                American Express Financial                                Senior Vice President-Fixed Income
                                Advisors Inc.

                                American Partners Life                                    Vice President-Investments
                                Insurance Company

                                IDS Life Insurance Company                                Vice President-Investments

                                IDS Life Insurance Company                                Vice President-Investments
                                of New York

                                IDS Life Series Fund Inc.                                 Vice President-Investments

                                IDS Life Variable Annuity                                 Vice President-Investments
                                Funds A and B

Claire Kolmodin                 American Express Financial                                Vice President - Strategic
Vice President - Strategic      Advisors Inc.                                             Initiatives
Initiatives

Christopher J. Kopka            Advisory Capital Partners LLC                             Money Laundering
                                                                                          Prevention Officer

                                Advisory Capital Strategies                               Money Laundering
                                Group Inc.                                                Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Money Laundering
                                                                                          Prevention Officer

                                Advisory Quantitative                                     Money Laundering
                                Equity (General Partner) LLC                              Prevention Officer

                                Advisory Select LLC                                       Money Laundering
                                                                                          Prevention Officer

                                American Enterprise                                       Money Laundering
                                Investment Services, Inc.                                 Prevention Officer

                                American Enterprise Life                                  Money Laundering
                                Insurance Company                                         Prevention Officer

                                American Express Asset Management                         Money Laundering
                                Group, Inc.                                               Prevention Officer

                                American Express Asset Management                         Money Laundering
                                International, Inc.                                       Prevention Officer

                                American Express                                          Money Laundering
                                Certificate Company                                       Prevention Officer

                                American Express Client                                   Money Laundering
                                Service Corporation                                       Prevention Officer

                                American Express Corporation                              Money Laundering
                                                                                          Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Inc.                                             Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Japan Inc.                                       Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Alabama Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Arizona Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Idaho Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Maryland Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Massachusetts Inc.                              Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Nevada Inc.                                     Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of New Mexico Inc.                                 Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Oklahoma Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Texas Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Wyoming Inc.                                    Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Kentucky, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Maryland, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Mississippi, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Pennsylvania, Inc.

                                American Express Trust Company                            Money Laundering
                                                                                          Prevention Officer

                                American Partners Life                                    Money Laundering
                                Insurance Company                                         Prevention Officer

                                AMEX Assurance Company                                    Money Laundering
                                                                                          Prevention Officer

                                Boston Equity General                                     Money Laundering
                                Partner LLC                                               Prevention Officer

                                IDS Cable Corporation                                     Money Laundering
                                                                                          Prevention Officer

                                IDS Cable II Corporation                                  Money Laundering
                                                                                          Prevention Officer

                                IDS Capital Holdings Inc.                                 Money Laundering
                                                                                          Prevention Officer

                                IDS Insurance Agency of Utah Inc.                         Money Laundering
                                                                                          Prevention Officer

                                IDS Life Insurance Company                                Money Laundering
                                                                                          Prevention Officer

                                IDS Life Series Fund, Inc.                                Money Laundering
                                                                                          Prevention Officer

                                IDS Life Variable Annuity                                 Money Laundering
                                Funds A & B                                               Prevention Officer

                                IDS Management Corporation                                Money Laundering
                                                                                          Prevention Officer

                                IDS Partnership Services                                  Money Laundering
                                Corporation                                               Prevention Officer

                                IDS Property Casualty                                     Money Laundering
                                Insurance Company                                         Prevention Officer

                                IDS Realty Corporation                                    Money Laundering
                                                                                          Prevention Officer

                                Investors Syndicate                                       Money Laundering
                                Development Corporation                                   Prevention Officer

Lori J. Larson                  American Express Financial                                Vice President - Advisor
Vice President - Advisor        Advisors Inc.                                             Field Force Growth Active &
Field Force Growth Active &                                                               Retention
Retention

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President and General
Vice President and General      Advisors Inc.                                             Manager Platinum Financial
Manager Platinum Financial                                                                Services
Services

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Retirement Services
Marketing  & Product
Retirement Services

Diane D. Lyngstad               American Express Financial                                Vice President - Comp
Vice President - Comp           Advisors Inc.                                             and Licensing Services
and Licensing Services
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President - Equity Research
Vice President - Equity         Advisors Inc.
Research

Timothy J. Masek                American Express Financial                                Vice President - Fixed Income Research
Vice President - Fixed          Advisors Inc.
Income Research

Mark T. McGannon                American Express Financial                                Vice President and
Vice President and              Advisors Inc.                                             General Manager - Products Sales
General Manager -
Products Sales

Brian J. McGrane                American Express                                          Vice President - Lead Financial
Vice President -                Financial Advisors Inc.                                   Officer Finance
Lead Financial Officer
Finance                         Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

                                American Express                                          Vice President and Chief Financial
                                Certificate Company                                       Officer

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Rebecca A. Nash                 American Express Financial                                Vice President -
Vice President -                Corporation                                               Service Operations
Service Operations
                                AMEX Assurance Company                                    Vice President -
                                                                                          Service Operations

                                IDS Property Casualty                                     Vice President -
                                Insurance Company                                         Service Operations

Roger Natarajan                 American Enterprise Life                                  Director
Vice President - Finance        Insurance Company

                                American Express Financial                                Vice President - Finance
                                Advisors Inc.

                                American Express Financial                                Vice President - Finance
                                Corporation

                                American Partners Life                                    Director
                                Insurance Company

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Kristi L. Petersen              American Express Asset                                    Vice President and Assistant Secretary
Vice President - SPS and        Management Group Inc.
External Products
                                American Express Financial                                Vice President - SPS and
                                Advisors Inc.                                             External Products

                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Assistant Secretary
                                Assurance Company

                                American Express Corporation                              Vice President

                                IDS Life Insurance Company                                Vice President, General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Partners                                         Vice President and General Counsel
                                Life Insurance Company

Mark A. Riordan                 American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.                                   Emerging Technologies
Emerging Technologies

ReBecca K. Roloff               American Express Financial                                Senior Vice President - GFS
Senior Vice President -         Advisors Inc.
GFS

Andrew C. Schell                American Express Financial                                Vice President - Strategy
Vice President - Strategy       Advisors Inc.                                             and Planning
and Planning

Mark E. Schwarzmann
Director

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing and Services
Client Acquisition
Marketing and Services

Jacqueline M. Sinjem            American Express Financial                                Vice President
Vice President - Plan           Advisors Inc.
Sponsor Services
                                American Express Trust                                    Vice President
                                Company

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
Organization                    American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service Organization

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Officer Development
Officer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.                                   and Treasurer
AEFA Controller
and Treasurer                   American Enterprise                                       Treasurer
                                Investment Services, Inc.

Caroline Stockdale-Boon         American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Human Resources
Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products Group
Financial Officer -
Products Group                  AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President and       Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director and Chairman of the Board,
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing Group LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service
Vice President -                Financial Advisors Inc.                                   Support
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President and Chief
Vice President and              Advisors Inc.                                             Compliance Officer
Chief Compliance Officer
                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Management
Management

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne L. Wilson                American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President and Senior       Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President and Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 6  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor, sponsor or investment adviser for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Series Fund, Inc., AXP Variable Portfolio - Income Series, Inc., AXP Variable Portfolio - Investment Series, Inc., AXP Variable Portfolio - Managed Series, Inc., AXP Variable Portfolio - Money Market Series, Inc., AXP Variable Portfolio - Partners Series, Inc., IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter   Positions and Offices with Registrant
     ------------------------------------  --------------------------------------   --------------------------------------
     Gumer C. Alvero                       Director and Executive                  Manager and Chairman of the Board
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President                  Manager, President and Chief Executive
                                                                                   Officer

     Arthur H. Berman                      Director and Executive                  None
                                           Vice President - Finance

     Walter S. Berman                      Vice President and Treasurer            None

     Lorraine R. Hart                      Vice President, Investments             Vice President, Investments

     Michelle M. Keeley                    Vice President - Investments            Vice President - Investments

     Christopher J. Kopka                  Money Laundering Prevention             Money Laundering Prevention
                                           Officer                                 Officer

     Eric L. Marhoun                       Vice President, Assistant General       None
                                           Counsel and Secretary

     Jeryl A. Millner                      Vice President and Controller           None

     Thomas W. Murphy                      Vice President - Investments            None

     Roger Natarajan                       Director                                None

     Teresa J. Rasmussen                   Vice President and General Counsel      None
                                           and Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board         None
                                           and Chief Executive Officer

     Bridget Sperl                         Executive Vice President - Client       None
                                           Service

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)                           Net Underwriting    Compensation
          Name of Principal    Discounts and           on            Brokerage
             Underwriter        Commissions        Redemption       Commissions    Compensation
          -----------------   ----------------    ------------      -----------    ------------
         IDS Life Insurance      $39,181,124         None              None            None
              Company


Item 7.           LOCATION OF ACCOUNTS AND RECORDS

                  IDS Life Insurance Company
                  70100 AXP Financial Center
                  Minneapolis, Minnesota 55474

Item 8.           MANAGEMENT SERVICES

                  Not Applicable.

Item 9.           DISTRIBUTION EXPENSES

                  Not Applicable.

Item 10.          UNDERTAKINGS

                  (a) and (b) These undertakings were filed in Registrant's initial Registration Statement.

                  (c) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                  (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Variable Annuity Fund B, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 28th day of April, 2004.


                                  IDS LIFE VARIABLE ANNUITY FUND B


                              By: /s/  Timothy V. Bechtold**
                                  --------------------------------
                                       Timothy V. Bechtold
                                       President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2004.

Signature                                 Title

/s/  Gumer C. Alvero**                    Chairman of the Board of Managers
------------------------------------
     Gumer C. Alvero

/s/  Timothy V. Bechtold**                Member, Board of Managers, President
------------------------------------      and Chief Executive Officer
     Timothy V. Bechtold                  (Chief Executive Officer)

                                          Member, Board of Managers
------------------------------------
     Rodney P. Burwell

/s/  Jeffrey P. Fox***                    Chief Financial Officer
------------------------------------      (Principal Financial Officer)
     Jeffrey P. Fox                       (Principal Accounting Officer)

/s/  Jean B. Keffeler*                    Member, Board of Managers
------------------------------------
     Jean B. Keffeler

/s/  Thomas R. McBurney*                  Member, Board of Managers
------------------------------------
     Thomas R. McBurney

* Signed pursuant to IDS Life Variable Annuity Fund B Power of Attorney, dated April 25, 2001, filed electronically as Exhibit 17(a) to Post-Effective Amendment No. 64 to Registration Statement No. 2-47430, by:

** Signed pursuant to IDS Life Variable Annuity Fund B Power of Attorney, dated April 22, 2002, filed electronically as Exhibit 17(b) to Post-Effective Amendment No. 64 to Registration Statement No. 2-47430, by:

*** Signed pursuant to IDS Life Variable Annuity Fund B Power of Attorney, dated April 16, 2003, filed electronically as Exhibit 17(c) to Post-Effective Amendment No. 65 to Registration Statement No. 2-47430, by:



/s/  Mary Ellyn Minenko
---------------------------
     Mary Ellyn Minenko

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 28th day of April, 2004.

                                 IDS LIFE INSURANCE COMPANY

                                 By: /s/  Timothy V. Bechtold*
                                     -----------------------
                                          Timothy V. Bechtold
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2004.


Signature                                     Title

/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Vice President -
------------------------------------          Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Jeryl A. Millner*                        Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     Jeryl A. Millner

/s/  Roger Natarajan*                         Director
------------------------------------
     Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board of Directors
------------------------------------          and Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)


*    Signed  pursuant to IDS Life  Insurance  Company  Power of Attorney,  dated
     April  15,  2004,  filed  electronically   herewith  as  Exhibit  17(d)  to
     Post-Effective Amendment No. 66, by:



/s/ Mary Ellyn Minenko
--------------------------------
    Mary Ellyn Minenko

                                CONTENTS OF THIS
                         POST-EFFECTIVE AMENDMENT NO. 66
                 TO REGISTRATION STATEMENT NO. 2-47430/2-29358


This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part I.

         Prospectus.

         Financial Statements.

Part II.

         Other Information.

         Signatures.